UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Annaly Capital Management, Inc.

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ANNALY®

2026

Proxy Statement

Notice of 2026 Annual Meeting of Stockholders

June 10, 2026 | 9:00 a.m. (Eastern Time)

www.virtualshareholdermeeting.com/NLY2026

A Market Leader

Proven over 25 years to provide sustainable yield for shareholders, we strive to deliver attractive investment returns throughout market cycles.

MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER
Dear Fellow Stockholders,
Annaly delivered one of our strongest years yet in 2025. Against a complex macroeconomic backdrop, we achieved a full year economic return of over 20% and total stockholder return of approximately 40%, results that reflect the deliberate strategic decisions we have made to build a differentiated and efficient platform with broad capabilities across residential mortgage finance. None of this would have been possible without the guidance of our Board of Directors (the “Board”), the commitment of our employees and the continued support of our stockholders.

OUR HOUSING FINANCE STRATEGY IN ACTION
Our 2025 results were the direct expression of a diversified platform operating as intended, with each of our three businesses contributing meaningfully. Our Agency MBS portfolio grew to nearly $93 billion at year-end, up over $22 billion year-over-year, as active positioning, deployment of accretive capital raised and favorable technicals allowed us to capitalize on attractive spreads. Our Residential Credit portfolio continued to benefit from the significant and growing presence of our Onslow Bay correspondent channel, which marked a third straight year of record performance by achieving over $23 billion in lock volume and $16.5 billion in total funded volume during 2025. Within MSR, our disciplined capital deployment, low leverage and deepening partnerships with servicers and originators supported the portfolio’s continued growth and attractive returns. Importantly, the natural hedging properties across our three businesses — where strength in one can offset headwinds in another — are precisely the advantage that our diversified model is designed to deliver.
ROBUST STOCKHOLDER ENGAGEMENT REMAINS A PRIORITY
As we have demonstrated year after year, Annaly is committed to sustained, meaningful engagement with our stockholders to ensure we have a full understanding of your priorities, perspectives and any concerns that may arise between annual meetings. Since the beginning of 2025, we have held over 180 meetings with investors and conducted outreach to 100% of our top 100 stockholders. Through these conversations, we have heard your views on topics such as our corporate strategy, our executive compensation program and the enhancements we have made to it in recent years, our corporate governance framework and the composition of our Board, and we are grateful for the time you have taken to share your feedback. The input we receive from our stockholders informs the decisions we make as a Board and as a management team, and we remain committed to this ongoing dialogue.
LOOKING AHEAD
We believe the opportunity set in housing finance, and the benefits of our diversified housing strategy, remain compelling. While we remain mindful of the broader macro environment — including geopolitical volatility, the fiscal landscape and the evolution of housing policy — the platform we have built is designed to perform through complexity, and we are confident that our scale, our expertise and our people will continue to differentiate Annaly for years to come.
On behalf of the entire Board, I want to thank you, our stockholders, for your essential role in the Company’s journey. Your feedback, your investment and your continued support are at the forefront of every decision we make. We look forward to welcoming you to this year’s Annual Meeting of Stockholders on June 10th.
Sincerely,
David L. Finkelstein
Chief Executive Officer & Co-Chief Investment Officer
April 30, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Annaly Capital Management, Inc., a Maryland corporation (“Annaly” or the “Company”), cordially invites all stockholders to attend its annual meeting of stockholders (the “Annual Meeting”):
MEETING INFORMATION
Date and Time
June 10, 2026 9:00 a.m. (Eastern Time)
Virtual Meeting
www.virtualshareholdermeeting.com/NLY2026
Who May Vote
Only common stockholders of record at the close of business on April 13, 2026, the record date for the Annual Meeting (the “Record Date”)
ITEMS OF BUSINESS
Proposal		Page Reference
1	Election of nine Directors for a term ending at the 2027 annual meeting of stockholders and when their respective successors are duly elected and qualify	11
2	Approval, on an advisory basis, of the Company’s executive compensation	29
3	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	63
4	Consideration of an advisory stockholder proposal to adopt the right to act by written consent, if properly presented at the Annual Meeting	66

Your vote is very important. Please exercise your right to vote.
Vote Before the Meeting				Vote During the Meeting
Internet	Mobile Device	Phone	Mail	Attend the Meeting
Online at www.proxyvote.com	Scan the QR code to visit www.proxyvote.com	Call toll-free 24/7 1-800-690-6903	Complete & return your proxy card	Online at www.virtualshareholder meeting.com/NLY2026
The Company’s Board of Directors (the “Board”) is soliciting proxies in connection with the Annual Meeting. The Company is sending the Notice of Internet Availability of Proxy Materials (the “Notice”), or a printed copy of the proxy materials, as applicable, commencing on or about April 30, 2026.
By Order of the Board of Directors, Audrey K. Susanin Deputy General Counsel, Chief Compliance Officer & Assistant Secretary April 30, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 10, 2026	The Company’s Proxy Statement and 2025 Annual Report to Stockholders are available at www.proxyvote.com.
Please refer to “Other Information”, beginning on page 72 of this Proxy Statement, for additional information about the Annual Meeting.

PROXY SUMMARY
This summary contains highlights about the Company and the Annual Meeting. This summary does not contain all the information that you should consider in advance of the Annual Meeting, and the Company encourages you to read the entire Proxy Statement and the Company’s 2025 Annual Report on Form 10-K carefully before voting.
NLY	1997	$16.1bn	$104.7bn
New York Stock Exchange (“NYSE”) Traded	Initial Public Offering (“IPO”)	Permanent Capital(1) as of December 31, 2025	Total Assets(2) as of December 31, 2025
PROVEN INDUSTRY LEADER ACROSS RESIDENTIAL MORTGAGE FINANCE

With three fully scaled housing finance businesses on balance sheet, Annaly is a leader in the residential mortgage finance market, providing durable risk-adjusted returns throughout economic cycles and market environments. We achieved exceptional results in 2025 across each of our investment strategies, demonstrating the resilience and strength of our diversified model.

January 2025
Enhanced senior leadership with the promotion of Mike Fania to Co-Chief Investment Officer

March 2025
Increased common stock cash dividend to $0.70 per share

Onslow Bay closed its inaugural HELOC securitization

May 2025
Appointed Thomas Hamilton as Independent Chair of the Board of Directors following the 2025 Annual Meeting of Stockholders

July 2025
Raised $275 million through the issuance of 8.875% Series J fixed-rate cumulative redeemable preferred stock[3]

September 2025
Published sixth corporate responsibility report titled ***Powering American Homeownership***

October 2025
Announced strategic partnership with PennyMac Financial Services whereby PennyMac will handle servicing and recapture activities for a portion of Annaly's MSR portfolio

December 2025
Onslow Bay closed its 100th securitization

Onslow Bay remained the largest non-bank issuer and the second largest issuer overall of Prime Jumbo and Expanded Credit MBS from 2024–2025[4]

Second largest buyer of conventional MSR in 2025[5], onboarding nearly $60 billion of unpaid principal balance throughout the year

Grew Agency MBS portfolio by 32% throughout 2025, supported by accretive at-the-market issuance

Jan. '25 | Feb. | Mar. | Apr. | May | Jun. | Jul. | Aug. | Sept. | Oct. | Nov. | Dec. | Jan. '26 | Feb.

Note: Financial data as of December 31, 2025.
(1)
Permanent capital represents Annaly’s total stockholders’ equity.

(2)
Total assets represents Annaly’s investments that are on-balance sheet as well as investments that are off-balance sheet in which Annaly has economic exposure. Agency assets include TBA purchase contracts (market value) of $3.3bn. Residential Credit assets exclude assets transferred or pledged to securitization vehicles of $32.1bn, include $3.2bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $1.9bn. MSR assets include unsettled commitments of $152mm. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close.

(3)
Represents gross proceeds before deducting the underwriting discount and other estimated offering expenses. Includes the underwriters’ exercise of their overallotment option to purchase additional shares of stock.

(4)
Issuer ranking data from Inside Nonconforming Markets for 2024 – 2025 (January 16, 2026 issue). Used with permission.

(5)
Based on information aggregated from 2025 Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of December 31, 2025. Excludes transfer activity related to platform acquisitions.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 1

PROXY SUMMARY
Recent Operating Achievements

Note: Market data and financial data as of December 31, 2025.
(1)
Data shown since Annaly’s IPO in October 1997 through December 31, 2025.

(2)
Issuer ranking data from Inside Nonconforming Markets for 2024 – 2025 (January 16, 2026 issue). Used with permission.

(3)
Represents a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

(4)
Comprised of $7.8bn of unencumbered assets, which represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock) and $1.5bn of fair value of collateral pledged for future advances.

(5)
Based on information aggregated from 2025 Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of December 31, 2025. Excludes transfer activity related to platform acquisitions.

(6)
Represents the estimated number of homes financed by Annaly’s holdings of Agency MBS, residential whole loans and securities, as well as multi-family commercial real estate loans, securities and equity investments. The number includes all homes related to securities and loans wholly-owned by Annaly and a pro-rata share of homes in securities or equity investments that are partially owned by Annaly.

2 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROXY SUMMARY
Annaly’s Capital Allocation and Strategic Focus

Throughout 2025, we allocated capital across the residential housing finance market as each of our businesses experienced double-digit growth. Agency MBS remains the anchor at 62% of dedicated capital, while our Residential Credit and MSR strategies are well-positioned for opportunistic growth given our market share and differentiated approach. We continue to believe that the optionality to invest in the most accretive assets in the residential mortgage market is a competitive advantage that drives more consistent returns with lower leverage.

ANNALY® Investment Strategies

Annaly Agency Group	Assets[1]	$92.9bn
	Capital[2]	$9.9bn
	Strategy	Countercyclical / Defensive
Annaly Residential Credit Group	Assets[1]	$8.0bn
	Capital[2]	$3.1bn
	Strategy	Cyclical / Growth
Annaly Mortgage Servicing Rights Group	Assets[1]	$3.8bn
	Capital[2]	$3.1bn
	Strategy	Non-Cyclical

Note: Market data and financial data as of December 31, 2025.
(1)
Total assets represents Annaly’s investments that are on-balance sheet as well as investments that are off-balance sheet in which Annaly has economic exposure. Agency assets include TBA purchase contracts (market value) of $3.3bn. Residential Credit assets exclude assets transferred or pledged to securitization vehicles of $32.1bn, include $3.2bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $1.9bn. MSR assets include unsettled commitments of $152mm. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close.

(2)
Capital allocation for each of the investment strategies is calculated as the difference between each investment strategy’s allocated assets, which include TBA purchase contracts, and liabilities.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 3

PROXY SUMMARY
Delivering Significant Value for Stockholders
20.2%	12.5%	1,180%
economic return for the full year 2025	dividend yield(1)	total stockholder return since Annaly’s IPO(2)

(1)
Dividend yield is based on annualized Q4 2025 common dividend of $0.70 and a closing price of $22.36 on December 31, 2025.

(2)
Total stockholder return for the period beginning October 7, 1997 through December 31, 2025.

(3)
Data shown since Annaly’s IPO in October 1997 through December 31, 2025 and includes common and preferred dividends declared.

4 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROXY SUMMARY
Corporate Responsibility
In September 2025, we published our sixth annual Corporate Responsibility Report, titled Powering American Homeownership. The report details our corporate responsibility initiatives, which span four key areas:
Our Corporate Governance Guidelines and Board Committee charters reflect integrated oversight of corporate responsibility practices, initiatives and related risks across the Board and its Committees. The full Board has overall responsibility for this oversight, and each of the Committees has delegated authority for specific matters relating to its purpose, duties and responsibilities. The Board created the Corporate Responsibility Committee in 2017, with jurisdiction over areas such as regulatory and policy risks, corporate philanthropy and corporate responsibility initiatives and disclosures.
CORPORATE RESPONSIBILITY HIGHLIGHTS

Publish annual Corporate Responsibility Reports, including climate-related disclosures following TCFD guidance and supplemental disclosures under the Sustainability Accounting Standards Board (SASB) framework

Offset 100% of Annaly's Scope 1 and Scope 2 greenhouse gas emissions

Maintain high employee retention with a 4% total voluntary turnover in 2025, roughly a quarter of the financial services sector average[(1)]

Sponsored over 60 training and development opportunities for Annaly employees in 2025

Operate the Annaly Gives Back program, partnering with high-impact non-profit organizations to contribute meaningfully to the communities where we live, work and invest, with a focus on three areas:

- Promoting housing stability through supportive and affordable housing
- Supporting advancement and professional development of underrepresented populations in finance
- Supporting employee donations, volunteerism and engagement

Over 20 volunteer events in 2025, amounting to nearly 600 Annaly-sponsored volunteer hours

- Nearly 60% of employees participated in Annaly-sponsored volunteerism, including mock interviews, meal preparation, letter-writing and benefit runs

Sponsor seven employee-led networks, with over 50% of employees participating in at least one network, with programming including cultural celebrations, community service events and networking opportunities

(1)
Financial services 2025 turnover rate estimated to be approximately 16% based on data from the U.S. Bureau of Labor Statistics as of December 31, 2025.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 5

VOTING ROADMAP

ELECTION OF
DIRECTORS
We believe that the nine Director nominees possess the appropriate skills and experiences to provide quality oversight of the Company and the long-term interests of our stockholders.

The Board recommends a vote FOR each of the Director nominees. Page 11
ATTRIBUTES OF DIRECTOR NOMINEES
SKILLS AND EXPERIENCES OF DIRECTOR NOMINEES
We believe that the mix of skills and experiences possessed by our slate of Director nominees enables our Board to successfully oversee our businesses and the interests of our stockholders.

6 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

VOTING ROADMAP

ADVISORY APPROVAL
OF EXECUTIVE
COMPENSATION
We are seeking a non-binding advisory vote to approve the compensation of our named executive officers, as described in the Compensation Discussion and Analysis beginning on page 31 and the Summary Compensation Table and related tables beginning on page 51.

The Board recommends a vote FOR this proposal. Page 29
OUR COMPENSATION PHILOSOPHY
We are committed to maintaining an executive compensation program that attracts, retains and incentivizes top executive talent and generates long-term value for stockholders by directly linking compensation payout to Company performance without encouraging unnecessary risk taking.
Collectively, our pay practices and decisions are informed by:
▪
stockholder engagement and feedback;

▪
the Management Development and Compensation Committee’s desire to closely link named executive officer (“NEO”) pay and financial performance;

▪
a belief that most NEO pay should be at risk and variable;

▪
consideration of peer compensation levels and market trends;

▪
advice from an independent compensation consultant;

▪
adherence to pay governance best practices, including stock ownership guidelines, clawback policies, prohibitions on hedging and pledging and no dividends on unearned awards; and

▪
integration of pay and risk management oversight.

2025 TOTAL DIRECT COMPENSATION PAY MIX
Our compensation philosophy is demonstrated in the total direct compensation paid or awarded to each NEO for 2025, which reflects a balanced pay mix favoring equity, particularly performance-based equity, to ensure strong alignment with our stockholders.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 7

VOTING ROADMAP

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board believes that the retention of Ernst & Young LLP to serve as our independent auditors for fiscal year 2026 is in the best interests of the Company. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent auditors.

The Board recommends a vote FOR this proposal. Page 63

ADVISORY STOCKHOLDER PROPOSAL TO ADOPT THE RIGHT TO ACT BY WRITTEN CONSENT
The Board has carefully considered the stockholder proposal and believes that it is not in the best interests of the Company. The Board remains persuaded that the Company’s existing stockholder rights offer a more transparent, informed and equitable mechanism for stockholders to raise matters for consideration outside of the annual meeting cycle.

The Board recommends a vote AGAINST this proposal. Page 66

8 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
We take pride in maintaining a strong and effective corporate governance framework that demonstrates our commitment to remaining responsive and accountable to our stockholders. Our Board regularly assesses and refines this framework based on best practices and feedback from our stockholders.

Director Independence and Oversight
▪
Separate CEO and Independent Chair of the Board

▪
89% of Directors are Independent

▪
Regular executive sessions of Independent Directors

▪
Key Board Committees (Audit, Management Development and Compensation and Nominating/Corporate Governance) are comprised entirely of Independent Directors

▪
Board oversees a succession plan for the CEO and other senior executives

Director Qualifications and Evaluation
▪
Annual Board, Committee and individual Director self-evaluations conducted by an external facilitator, with periodic use of individual interview format

▪
Comprehensive Board succession planning process

▪
Corporate Governance Guidelines limit the number of outside public company boards, other than Annaly, on which Directors can serve to three other boards for non-CEOs and one other board for sitting CEOs

▪
Nominating/Corporate Governance Committee evaluates and considers time commitments of Directors as part of its annual Board self-evaluation process

▪
Multiple Audit Committee financial experts

▪
Board refreshment policy triggered upon the earlier of 15 years of service or 73rd birthday

Stockholder Rights and Engagement
▪
All Directors are elected annually

▪
Majority vote standard for uncontested elections

▪
Annual stockholder advisory vote on executive compensation

▪
No supermajority common stockholder vote requirements to approve amendments to our charter and bylaws

▪
Stockholders representing at least 25% of votes entitled to be cast on a matter may request a special meeting of the Company

▪
Virtual meeting format enables participation from our global stockholder base

▪
Robust stockholder engagement, including over 180 investor meetings since the beginning of 2025 and outreach to 100% of our top 100 stockholders

Governing Documents
CODE OF BUSINESS CONDUCT AND ETHICS
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of business. This Code of Conduct is applicable to the Company’s Directors, executive officers and employees, as well as those of our subsidiaries, and is also a “code of ethics” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of the Code of Conduct on our website (www.annaly.com).
CORPORATE GOVERNANCE GUIDELINES
The Board has adopted Corporate Governance Guidelines that, in conjunction with our charter, our bylaws and the charters of our Board Committees, provide the framework for governance of the Company.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 9

CORPORATE GOVERNANCE
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy within the meaning of Item 408(b) of Regulation S-K, which prohibits our Directors, executive officers and employees, as well as those of our subsidiaries, from buying or selling our securities on the basis of material nonpublic information and prohibits communicating material nonpublic information about the Company to others, and that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as NYSE listing standards. Our Insider Trading Policy prohibits our Directors, executive officers and employees from (1) holding our stock in a margin account as eligible collateral, or otherwise pledging our stock as collateral for a loan, or (2) engaging in any hedging transactions with respect to our equity securities held by them.
APPROVAL OF RELATED PARTY TRANSACTIONS
The Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). The Board has adopted a written policy on transactions with related persons in conformity with NYSE listing standards.
Under this policy, any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved in advance by the Audit Committee or any other standing or ad hoc committee of the Board comprised solely of Independent Directors who are disinterested or by the disinterested and Independent members of the full Board.
In connection with the review and approval of a related person transaction, management must:
▪
disclose the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

▪
advise as to whether the related person transaction complies with the terms of agreements governing the Company’s material outstanding indebtedness that limit or restrict the Company’s ability to enter into a related person transaction;

▪
advise as to whether the related person transaction will be required to be disclosed in the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act” and, together with the Securities Act, the “Acts”), and related rules and, to the extent such transaction is required to be disclosed, ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

▪
advise as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

There are no related party transactions as of the date of this Proxy Statement.
OTHER GOVERNANCE POLICIES
Our Directors, executive officers and employees are also subject to our other governance policies, including a Foreign Corrupt Practices Act and Anti-Bribery Compliance Policy and a Regulation FD Policy.
GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS
The Code of Conduct, Corporate Governance Guidelines, Audit Committee Charter, Corporate Responsibility Committee Charter, Management Development and Compensation Committee Charter, Nominating/Corporate Governance Committee Charter and Risk Committee Charter are available on our website (www.annaly.com). We will provide copies of these documents free of charge to any stockholder who sends a written request to:
Investor Relations Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036

10 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote to elect nine nominees to serve as Directors, whose terms will expire at the annual meeting of stockholders in 2027 (the “2027 Annual Meeting”) and when their respective successors are duly elected and qualify.

The Board has nominated and unanimously recommends a vote FOR each of the nominees below as Directors, with each to hold office until the 2027 Annual Meeting, and until their respective successors are duly elected and qualify. Unless you specify a contrary choice, the persons named in the enclosed proxy will vote FOR each of these nominees. In the event that these nominees should become unavailable for election due to any presently unforeseen reason, the persons named in the proxy will have the right to use their discretion to vote for a substitute nominee or the Board may reduce the number of Directors to be elected at the Annual Meeting.

Name		Age	Principal Occupation	Director Since	Independent	Committees	Other Current Public Company Boards
	David L. Finkelstein	53	Chief Executive Officer and Co-Chief Investment Officer Annaly Capital Management, Inc.	2020			0
	Thomas Hamilton	58	Former Strategic Advisor to the Global Head of Fixed Income, Currencies and Commodities Barclays Capital	2019		MDC Risk	1
	Kathy Hopinkah Hannan	64	Former National Managing Partner, Global Lead Partner KPMG LLP	2019		NCG (Chair) Audit MDC	1
	Martin Laguerre	52	Co-Head of Global Diversified Private Equity GCM Grosvenor	2023		Audit NCG Risk	0
	Manon Laroche	56	Former Managing Director, Head of Global Spread Products Securitized Sales, North America Citigroup	2023		CR MDC Risk	0
	Eric A. Reeves	53	Founder and Chief Executive Officer Prospect Park LLC	2021		CR (Chair) MDC NCG	0
	Glenn A. Votek	68	Former Chief Financial Officer Annaly Capital Management, Inc.	2019		Audit (Chair) CR Risk	0
	Scott Wede	53	Former Global Head of Securitized Products and Municipal Finance Barclays Capital	2023		Risk (Chair) Audit NCG	0
	Vicki Williams	53	Chief Human Resources Officer NBCUniversal	2018		MDC (Chair) NCG	0

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 11

PROPOSAL 1
Director Nominees
DAVID L. FINKELSTEIN	Director since 2020
Chief Executive Officer & Co-Chief Investment Officer COMMITTEES ▪ None
CAREER HIGHLIGHTS
Annaly Capital Management, Inc.
▪
Chief Executive Officer (March 2020 to present)

▪
Co-Chief Investment Officer (January 2025 to present)

▪
Chief Investment Officer (November 2016 to December 2021, November 2022 to January 2025)

▪
President (March 2020 to December 2022)

▪
Chief Investment Officer, Agency and RMBS (February 2015 to March 2020)

▪
Head of Agency Trading (August 2013 to February 2015)

Federal Reserve Bank of New York
▪
Officer in the Markets Group, where he was the primary strategist and policy advisor for the MBS purchase program (2009 to 2013)

Salomon Smith Barney, Citigroup Inc. and Barclays PLC
▪
Held Agency MBS trading positions

OTHER AFFILIATIONS
▪
Vice Chair of the Treasury Markets Practice Group sponsored by the Federal Reserve Bank of New York

▪
Member of the Financial Sector Advisory Council of the Federal Reserve Bank of Dallas

EDUCATION
▪
B.A. in Business Administration, University of Washington

▪
M.B.A., University of Chicago, Booth School of Business

▪
Holds the Chartered Financial Analyst® designation

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Mr. Finkelstein’s qualifications include his deep expertise in fixed income investments, his experience serving as the Company’s Chief Executive Officer and Co-Chief Investment Officer and his extensive markets and policy experience.

THOMAS HAMILTON	Independent Director since 2019
Independent Chair of the Board COMMITTEES ▪ Management Development and Compensation ▪ Risk
CAREER HIGHLIGHTS
Construction Forms, Inc., an industrial manufacturing company
▪
Owner and Director (2013 to present)

▪
President and Chief Executive Officer (2013 to 2020)

Barclays Capital (2004 to 2012)
▪
Strategic Advisor to the Global Head of Fixed Income, Currencies and Commodities in New York

▪
Global Head of Securitized Product Trading and Banking

▪
Head of Municipal Trading and Investment Banking

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▪
Larimar Therapeutics, Inc. (NASDAQ: LRMR) (2020 to present)

OTHER AFFILIATIONS
▪
Co-Founder of his own charitable scientific effort, the CureFA Foundation (2015 to present)

▪
Director of the Friedreich’s Ataxia Research Alliance (2013 to present)

EDUCATION
▪
B.S. in Finance, University of Dayton

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Mr. Hamilton’s qualifications include his expertise in fixed income, mortgage-related assets, strategies and markets and significant leadership experience.

12 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROPOSAL 1
KATHY HOPINKAH HANNAN, PhD, CPA	Independent Director since 2019
COMMITTEES ▪ Nominating/ Corporate Governance (Chair) ▪ Audit ▪ Management Development and Compensation
CAREER HIGHLIGHTS
KPMG, the U.S. member firm of the global audit, tax and advisory services firm KPMG International Limited (“KPMG”)
▪
Global Lead Partner, Senior Advisor for KPMG’s Board Leadership Center and National Leader Total Impact Strategy (2015 to 2018)

▪
National Managing Partner of Diversity and Corporate Responsibility (2009 to 2015)

▪
Midwest Area Managing Partner, Tax Services (2004 to 2009)

▪
Former Vice Chairman of Human Resources

OTHER AFFILIATIONS
▪
Former Chairman of the Board of Trustees and member of the Executive Committee of the Smithsonian National Museum of the American Indian

▪
Trustee of the Committee for Economic Development in Washington D.C.

▪
Active member of Women Corporate Directors and National Association of Corporate Directors

▪
Former Chairman of the Board and National President for Girl Scouts of the USA (2014 to 2020)

▪
Former member of the National Advisory Council on Indian Education, serving under President George W. Bush

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▪
Otis Worldwide Co. (NYSE: OTIS)
(2019 to present)

OTHER PRIOR PUBLIC COMPANY DIRECTORSHIPS
▪
Ginkgo Bioworks (NYSE: DNA) (2022 to 2025)

▪
Carpenter Technology Corporation (NYSE: CRS) (2022 to 2023)

EDUCATION
▪
B.A., Loras College

▪
Ph.D. in Leadership Studies, Benedictine University

▪
Graduate of the Chicago Management Institute at the University of Chicago, Booth School of Business

▪
Graduate of the Institute of Comparative Political & Economic Systems at Georgetown University

▪
Completed the Carnegie Mellon/NACD Cyber-Risk Oversight Program and the NACD Master Class: Cyber-Risk Oversight Program and earned the CERT Certificate in Cybersecurity Oversight and the NACD Directorship Certification

▪
Completed the Carnegie Mellon/NACD Effective AI Oversight for Directors Certificate Program

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Dr. Hannan’s qualifications include her expertise in financial, tax and accounting matters, as well as her significant experience in enterprise sustainability, corporate governance and organizational effectiveness.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 13

PROPOSAL 1
MARTIN LAGUERRE	Independent Director since 2023
COMMITTEES ▪ Audit ▪ Nominating/ Corporate Governance ▪ Risk
CAREER HIGHLIGHTS
GCM Grosvenor (NASDAQ: GCMG), a global alternative asset management solutions provider
▪
Co-Head of Global Diversified Private Equity (March 2025 to present)

Warburg Pincus, a global private equity firm
▪
Senior Advisor to capital solutions, financial services and business services (2023 to March 2025)

Caisse de dépôt et placement du Québec (“CDPQ”)
▪
Executive Vice President and Global Head of Private Equity and Managing Director of Capital Solutions (2019 to 2022)

CPP Investment Board (formerly CPPIB)
▪
Senior Principal (2016 to 2019)

General Electric Power & Water
▪
Managing Director (2010 to 2016)

IPG Photonics Corporation, DLJ, Credit Suisse and Lehman Brothers Investment Banking in New York
▪
Held various corporate roles

OTHER AFFILIATIONS
▪
Director of Competitive Power Ventures (2023 to present)

▪
Member of McGill University Board of Governors Investment Committee (2024 to present)

▪
Representing Warburg Pincus, previously served as a director of Kestra Holdings

▪
Representing CDPQ, previously served as a director of Sagen MI Canada

OTHER PRIOR PUBLIC COMPANY DIRECTORSHIPS
▪
BGC Partners (NASDAQ: BGCP) (2023)

EDUCATION
▪
Bachelor of Commerce, McGill University

▪
M.B.A., University of Chicago, Booth School of Business

▪
Desautels’ Global Expert at McGill University’s Desautels Faculty of Management

▪
Holds the Chartered Financial Analyst® designation

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Mr. Laguerre’s qualifications include his expertise in private equity, fixed income and investment banking, his prior board experience with other companies and his expertise in financial matters.

MANON LAROCHE	Independent Director since 2023
COMMITTEES ▪ Corporate Responsibility ▪ Management Development and Compensation ▪ Risk
CAREER HIGHLIGHTS
Citigroup Inc., a multinational investment bank and financial services firm
▪
Managing Director, Head of Global Spread Products Securitized Sales, North America (2018 to 2023)

▪
Head of Global Securitized Markets Sales, New York (2012 to 2018)

▪
Managing Director in Global Securitized Markets Sales (2002 to 2012)

EDUCATION ▪ B.S. in Applied Math and Economics, Brown University

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Ms. Laroche’s qualifications include her expertise in Agency MBS, mortgages, fixed income, financing, repo, leverage and liquidity, as well as her experience working with a vast network of institutional investors.

14 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROPOSAL 1
ERIC A. REEVES	Independent Director since 2021
COMMITTEES ▪ Corporate Responsibility (Chair) ▪ Management Development and Compensation ▪ Nominating/ Corporate Governance
CAREER HIGHLIGHTS
Prospect Park LLC, a full-service advisory and merchant banking firm
▪
Founder and Chief Executive Officer (2023 to present)

Duchossois Capital Management (“DCM”)
▪
Managing Director, Head of Private Capital Investments (2017 to 2023)

The Duchossois Group
▪
Chief Administrative Officer (2017 to 2023)

▪
General Counsel and Secretary (2007 to 2023)

McDermott, Will & Emery
▪
Law Partner

Jones Day
▪
Corporate Attorney

OTHER AFFILIATIONS
▪
Member of the Advisory Board of Ozinga Bros. (2020 to present)

▪
Member of the Advisory Board of Heard Capital LLC (2011 to present)

▪
Former member of the boards of several DCM portfolio companies and funds

▪
Trustee at Rush University Medical Center, the Irving Harris Foundation and the National Philanthropic Trust

▪
Honored as a Chicago United Business Leader of Color

EDUCATION
▪
B.A., University of Michigan

▪
J.D., Ohio State University

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Mr. Reeves’ qualifications include his expertise in sourcing, executing and managing private capital investments, his years of legal experience from serving as a general counsel and a law firm partner and his private company board experience.

GLENN A. VOTEK	Director since 2019 Independent Director since 2023
COMMITTEES ▪ Audit (Chair) ▪ Corporate Responsibility ▪ Risk
CAREER HIGHLIGHTS
Annaly Capital Management, Inc.
▪
Senior Advisor (March 2020 to August 2020)

▪
Interim Chief Executive Officer and President (November 2019 to March 2020)

▪
Chief Financial Officer (August 2013 to December 2019)

CIT Group
▪
President of Consumer Finance (2012 to 2013)

▪
Executive Vice President and Treasurer (1999 to 2013)

OTHER AFFILIATIONS
▪
Board member of the NACD New Jersey Chapter

▪
Former member of the Rutgers Business School Alumni Board for Learning Experiences

EDUCATION
▪
B.S. in Finance and Economics, Kean University/ University of Arizona

▪
M.B.A. in Finance, Rutgers Business School

▪
Attended the Executive Education Program of the Colgate W. Darden Graduate School of Business Administration, University of Virginia

▪
Completed the Carnegie Mellon/NACD Cyber-Risk Oversight Program and earned the CERT Certificate in Cybersecurity Oversight, the Diligent Institute Climate Leadership Certification, which focuses on oversight of climate risk and related business strategies, and the NACD Directorship Certification

▪
Completed the Carnegie Mellon/NACD Effective AI Oversight for Directors Certificate Program

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Mr. Votek’s qualifications include his extensive knowledge of the Company’s operations and assets through his prior roles as the Company’s Interim Chief Executive Officer and President and Chief Financial Officer, his significant leadership experience and his financial and accounting expertise.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 15

PROPOSAL 1
SCOTT WEDE	Independent Director since 2023
COMMITTEES ▪ Risk (Chair) ▪ Audit ▪ Nominating/ Corporate Governance
CAREER HIGHLIGHTS
Liminality Capital, a hedge fund
▪
Consultant (2024 to 2025)

Conventus Holdings Corp., a provider of business purpose loans
▪
President and Chief Financial Officer (2022)

Barclays Capital
▪
Global Head of Securitized Products and Municipal Finance (2004 to 2015)

OTHER AFFILIATIONS ▪ Independent Director and Chair of the Board of MPOWER Financing (2021 to present) EDUCATION ▪ B.S. in Business Administration, Creighton University
DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Mr. Wede’s qualifications include his expertise in Agency MBS, mortgages, securitized products, risk management and the mortgage real estate investment trust (“REIT”) sector.
VICKI WILLIAMS	Independent Director since 2018
COMMITTEES ▪ Management Development and Compensation (Chair) ▪ Nominating/ Corporate Governance
CAREER HIGHLIGHTS
NBCUniversal, a multinational media conglomerate
▪
Chief Human Resources Officer (2018 to present)

▪
Senior Vice President, Compensation, Benefits and HRIS (2011 to 2018)

Pay Governance LLC
▪
Partner

Towers Perrin (now Willis Towers Watson)
▪
Principal

EDUCATION
▪
B.S. in Education with a concentration in mathematics education, with honors, University of Georgia

▪
M.B.A. with a concentration in finance and quantitative statistics, with honors, University of Georgia

DIRECTOR QUALIFICATION HIGHLIGHTS
The Board believes that Ms. Williams’ qualifications include her broad human resources, executive compensation and governance experience, including as Chief Human Resources Officer at a multinational company, in which capacity she also oversees human resources technology operations and participates in enterprise cyber, artificial intelligence and data risk governance.

16 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROPOSAL 1
Skills and Experiences of Director Nominees
The Nominating/Corporate Governance (“NCG”) Committee of the Board endeavors to have a Board representing a wide range of backgrounds and professional experiences. The NCG Committee annually evaluates our Board’s overall composition and rigorously evaluates individual Directors to ensure a continued match of their skill sets and projected tenure against the needs of the Company. The below matrix displays the most significant skills and experiences that each Director possesses, along with aggregated characteristics.
Skill/Experience	FINKELSTEIN	HAMILTON	HANNAN	LAGUERRE	LAROCHE	REEVES	VOTEK	WEDE	WILLIAMS	TOTAL
Legal and Regulatory Understanding or experience with legal, regulatory, government or public policy matters.										56%
Risk Management Understanding or experience with managing and overseeing risk in public or private companies.										89%
Corporate Governance Experience on public company boards and understanding of corporate governance practices and policies.										100%
Leadership and Strategy Executive management experience and understanding or experience with managing growth and developing and implementing strategic plans at public or private companies.										100%
Human Capital Management Understanding or experience with human capital management in public or private companies.										78%
Corporate Responsibility Understanding or experience with corporate responsibility matters in public or private companies.										78%
Finance and Accounting Understanding or experience with financial reporting, accounting and auditing.										89%
Financial Services Understanding or experience with financial services.										78%
Investment Management Understanding or experience with investment management, investment banking and asset management.										78%
Industry Knowledge Understanding or experience in the mortgage finance, real estate and housing industry.										78%
Capital Markets and M&A Understanding or experience with capital markets matters, capital allocation, investment banking and mergers and acquisitions of public or private companies.										100%
Information Technology and Cybersecurity Understanding or experience in matters related to technology advancement, information systems, data management and cybersecurity at public or private companies.										33%
TOTAL	10	10	10	10	9	9	10	9	9

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 17

BOARD COMMITTEES
The Board has five standing Committees: the Audit Committee, the Corporate Responsibility (“CR”) Committee, the Management Development and Compensation (“MDC”) Committee, the Nominating/Corporate Governance (“NCG”) Committee and the Risk Committee.
The table below shows the membership as of the date of this Proxy Statement of each Board Committee and the number of Committee meetings held in 2025.
Director	Independent	Annaly Committee Membership
		Audit	CR	MDC	NCG	Risk
David L. Finkelstein
Thomas Hamilton
Kathy Hopinkah Hannan
Martin Laguerre
Manon Laroche
Eric A. Reeves
Glenn A. Votek
Scott Wede
Vicki Williams
% of Independent Members		100%	100%	100%	100%	100%
2025 Meetings (Board – 10)		6	3	7	3	4
Independent Chair of the Board	Committee Chair	Committee Member	Audit Committee Financial Expert

18 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

BOARD COMMITTEES
Committee Membership Determinations
The Board annually reviews the membership and chair of each Board Committee as part of its broader Board and Committee refreshment and succession planning. This review, which is led by the NCG Committee, takes into account, among other factors, the needs of the Committees, the experience, availability and projected tenure of Directors and the desire to balance Committee continuity with fresh insights. For additional detail, see the “Board Effectiveness, Self-Evaluations and Refreshment” section of this Proxy Statement.
AUDIT COMMITTEE	Number of Meetings in 2025: 6
MEMBERS Glenn A. Votek, Chair Kathy Hopinkah Hannan Martin Laguerre Scott Wede
KEY RESPONSIBILITIES
▪
Appoints the independent registered public accounting firm and reviews its qualifications, performance and independence

▪
Reviews the plan and results of the auditing engagement with the Chief Financial Officer and the independent registered public accounting firm

▪
Oversees internal audit activities

▪
Oversees the quality and integrity of financial statements and the financial reporting process

▪
Oversees the adequacy and effectiveness of internal control over financial reporting

▪
Reviews and pre-approves the audit and permitted non-audit services and proposed fees of the independent registered public accounting firm

▪
Prepares the report of the Audit Committee required by Securities and Exchange Commission (“SEC”) rules to be included in the proxy statement

▪
Together with the Risk Committee, jointly oversees practices and policies related to cybersecurity and receives regular reports from management throughout the year on cybersecurity and related risks

QUALIFICATIONS
Each member of the Audit Committee is financially literate and independent of the Company and management under the applicable rules of the Exchange Act and the NYSE listing standards. The Board has designated Dr. Hannan, Mr. Laguerre and Mr. Votek as “audit committee financial experts” under applicable SEC rules.

Audit Committee Financial Expert	For more information on the Audit Committee’s responsibilities and activities, see the “Board Oversight of Risk” and “Report of the Audit Committee” sections of this Proxy Statement.
CORPORATE RESPONSIBILITY COMMITTEE	Number of Meetings in 2025: 3
MEMBERS Eric A. Reeves, Chair Manon Laroche Glenn A. Votek
KEY RESPONSIBILITIES
▪
Assists the Board in its oversight of the Company’s items of corporate responsibility that reflect the Company’s values and character, including:

–
corporate philanthropy

–
responsible investments, including social impact investments

–
environmental and sustainability practices

–
public policy

–
reputation

For more information on the CR Committee’s responsibilities and activities, see the “Board Oversight of Risk” section of this Proxy Statement.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 19

BOARD COMMITTEES
MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE	Number of Meetings in 2025: 7
MEMBERS Vicki Williams, Chair Thomas Hamilton Kathy Hopinkah Hannan Manon Laroche Eric A. Reeves
KEY RESPONSIBILITIES
▪
Assists the Board in overseeing the Company’s executive compensation policies and practices

▪
Reviews and recommends to the Independent Directors the approval of the compensation of the CEO

▪
Reviews and approves the compensation of the NEOs, other than the CEO

▪
Reviews, approves and recommends to the Board the adoption of equity-based compensation or incentive compensation plans

▪
Assists the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management

▪
Reviews the form and amount of Director compensation at least annually and makes recommendations thereon to the Board

▪
Prepares the report of the Compensation Committee required by SEC rules to be included in the proxy statement

QUALIFICATIONS
Each member of the MDC Committee is independent of the Company and management under the listing standards of the NYSE and qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

For more information on the MDC Committee’s responsibilities and activities, see the “Compensation of Directors,” “Compensation Discussion and Analysis,” and “Report of the Compensation Committee” sections of this Proxy Statement.

NOMINATING / CORPORATE GOVERNANCE COMMITTEE	Number of Meetings in 2025: 3
MEMBERS Kathy Hopinkah Hannan, Chair Martin Laguerre Eric A. Reeves Scott Wede Vicki Williams
KEY RESPONSIBILITIES
▪
Develops and recommends criteria for considering potential Board candidates

▪
Identifies and screens individuals qualified to become Board members and recommends to the Board candidates for nomination for election or re-election to the Board or to fill Board vacancies

▪
Develops and recommends to the Board a set of corporate governance guidelines and recommends modifications as appropriate

▪
Provides oversight of the evaluation of the Board

▪
Considers other corporate governance matters, such as Director tenure and retirement policies and potential conflicts of interest of Board members and senior management, and recommends changes as appropriate

▪
Considers continuing education alternatives for Directors and provides oversight of management’s responsibility for providing the Board with educational sessions on matters relevant to the Company and its business

QUALIFICATIONS Each member of the NCG Committee is independent of the Company and management under the applicable NYSE listing standards.

For more information on the NCG Committee’s responsibilities and activities, see the “Director Criteria and Qualifications,” “Board Effectiveness, Self-Evaluations and Refreshment,” “Director Nomination Process” and “Stockholder Recommendation of Director Candidates” sections of this Proxy Statement.

20 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

BOARD COMMITTEES
RISK COMMITTEE	Number of Meetings in 2025: 4
MEMBERS Scott Wede, Chair Thomas Hamilton Manon Laroche Martin Laguerre Glenn A. Votek
KEY RESPONSIBILITIES
▪
Assists the Board in its oversight of the Company’s:

–
risk governance structure

–
risk management and risk assessment guidelines and policies regarding capital, liquidity and funding risk, investment/market risk, credit risk, counterparty risk, operational risk, compliance, regulatory and legal risk and such other risks as necessary to fulfill the Committee’s duties and responsibilities

–
risk appetite, including risk appetite levels and capital adequacy and limits

▪
Together with the Audit Committee, jointly oversees practices and policies related to cybersecurity and receives regular reports from management throughout the year on cybersecurity and related risks

For more information on the Risk Committee’s responsibilities and activities, see the “Board Oversight of Risk” section of this Proxy Statement.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 21

BOARD STRUCTURE AND PROCESSES
The Board is continually focused on enhancing its structure, composition and effectiveness in response to the Board’s annual self-evaluation and succession planning processes, its review of evolving best practices and feedback from the Company’s stockholder engagement efforts.
Board Leadership Structure

DAVID L. FINKELSTEIN Chief Executive Officer and Co-Chief Investment Officer
THOMAS HAMILTON Independent Chair of the Board

Starting in 2019, the Board has separated the roles of CEO and Chair of the Board. While our governance documents provide the Board with flexibility to select the leadership structure that is best for the Company, the Board has determined that having strong independent Board leadership in the form of an Independent Chair is in the Company’s best interests at this time. Mr. Hamilton has served as Independent Chair of the Board since May 2025.
The separation of the CEO and Chair roles allows the CEO to focus on our overall business and strategy, while allowing the Chair to focus their attention on governance of the Board and oversight of management. We believe that our risk management processes are well-supported by the current Board leadership structure. The Board believes that its independent oversight function is further enhanced by its policy to hold regular executive sessions of the Independent Directors without management present and the fact that only the CEO is not independent.
The Independent Chair of the Board

▪
Presides at meetings and executive sessions of the Board

▪
Serves as a liaison between the CEO and the Independent Directors

▪
Presides over annual meetings of stockholders

▪
Together with the Board, serves as an advisor to the CEO

▪
Participates, together with the MDC Committee, in the performance evaluation of the CEO

▪
Provides input into the selection of Committee Chairs

▪
Approves Board meeting agendas and schedules

▪
Advises the CEO on the Board’s informational needs

▪
Has authority to call and chair meetings and executive sessions of the Board

▪
Authorizes the retention of advisors and consultants who report to the Board

▪
Together with the NCG Committee Chair, leads the Board’s annual performance evaluation

▪
If requested by stockholders, ensures that they are available when appropriate for consultation and direct communication with major stockholders

Independence of Directors

NYSE rules and our Corporate Governance Guidelines require that at least a majority of Board members are Independent Directors. The Board has adopted the definition of “independent director” set forth in Section 303A of the NYSE rules and has affirmatively determined that each Director (other than Mr. Finkelstein) has no material relationships with the Company other than as a Director (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is therefore independent under all applicable criteria for independence in accordance with the standards set forth in the NYSE rules and our Corporate Governance Guidelines. In addition, the Board has affirmatively determined that each of Francine J. Bovich, Michael Haylon and John H. Schaefer were independent for the period during which they served on the Board during 2025.

22 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

BOARD STRUCTURE AND PROCESSES
Executive Sessions of Independent Directors
Our Corporate Governance Guidelines require that the Board has regularly scheduled executive sessions of Independent Directors each year. These executive sessions, which are designed to promote unfettered discussions among the Independent Directors, are presided over by the Independent Chair of the Board. During 2025, the Independent Directors, without the participation of any Board member who is a member of management, held eight executive sessions.
Board Oversight of Risk

Management

Responsible for day-to-day risk assessment and risk management. A series of management committees have decision-making responsibilities for risk assessment and risk management activities, including the:

- Operating Committee
- Enterprise Risk Committee
- Asset/Liability Committee
- Financial Reporting and Disclosure Committee

Full Board

The Board has oversight of the Company's risk management framework, which it exercises its oversight of risk primarily through its Risk Committee and Audit Committee with support from the other Board Committees. At least annually, the full Board reviews with management the Company's risk management program, which identifies and quantifies a broad spectrum of enterprise-wide risks, including cyber and technology-related risks, and related action plans

Audit Committee

- Assists the Board in its oversight of the quality and integrity of the Company's accounting, internal controls and financial reporting practices, including appointing the independent auditor and reviewing its qualifications, performance and independence, and ensuring compliance with legal and regulatory requirements

Corporate Responsibility Committee

- Assists the Board in its oversight of any matters that may present reputational or environmental, social and governance risk to the Company

Management Development & Compensation Committee

- Assists the Board in its oversight of risk related to the Company's compensation policies and practices and human capital management matters, including succession planning

Nominating/Corporate Governance Committee

- Assists the Board in its oversight of the Company's corporate governance framework, selection of Director candidates and the annual self-evaluation of the Board

Risk Committee

The Board has overall responsibility for technology-related oversight and strategy, which includes regular updates on our overall technology strategy, potential technology disruption and emerging technology and innovation trends, including generative artificial intelligence, along with reviewing the Company’s approach to major technology spending and innovations. In addition, the Board receives updates from the Audit and Risk Committees, which have joint oversight of cyber and technology-related risks. The Audit Committee has specific oversight of cyber and technology risks related to financial reporting and the Risk Committee has specific oversight of cyber and technology risks related to operations. The Committees receive joint and individual presentations from management and external experts on the foregoing topics and held two joint meetings in 2025.
Dr. Hannan and Mr. Votek
have completed the Carnegie Mellon / NACD Effective AI Oversight for Directors Certificate Program

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 23

BOARD STRUCTURE AND PROCESSES
CEO Performance Reviews and Management Succession Planning
The Independent Chair of the Board and the MDC Committee Chair jointly coordinate and lead the Board’s annual performance evaluation of the CEO, which reflects input from all Independent Directors. The Board, led by the MDC Committee, oversees and maintains a succession plan for the CEO and other senior executives. Executive succession and talent development are a regular agenda item for the Board and, at least once per year, the Board has a fulsome discussion of talent at each business and functional leadership level across the Company. In carrying out this function, the Board endeavors to ensure that the Company’s management has the capabilities to cause the Company to operate in an efficient and business-like fashion in the event of a vacancy in senior management, whether anticipated or sudden.
Board Effectiveness, Self-Evaluations and Refreshment
Our comprehensive Board and Committee refreshment and succession planning process is designed to ensure that the Board and each Committee is comprised of highly qualified Directors, with the independence, diversity, skills and perspectives to provide strong and effective oversight. The Board, led by the NCG Committee, annually evaluates the composition of the Board and each Committee and rigorously evaluates individual Directors to ensure a continued match of their skill sets and tenure against the needs of the Company.
Our Corporate Governance Guidelines include a Director refreshment policy prohibiting Independent Directors from standing for reelection after the earlier of their 15th anniversary of service on the Board or their 73rd birthday. In extraordinary circumstances, the Board may determine that an Independent Director may stand for re-election after having reached such age or term limit for up to three additional one-year terms.
The NCG Committee is also responsible for overseeing an annual self-evaluation process for the Board. The self-evaluation process seeks to identify specific areas, if any, that need improvement or strengthening in order to increase the effectiveness of the Board as a whole and its members and Committees.
ANNUAL SELF-EVALUATION PROCESS

Step	#	Description
Review of Process	1	The NCG Committee Chair periodically reviews the self-evaluation process
Self-Evaluation Questionnaire or Interview	2	Directors provide feedback on the Board, each Committee and individual Directors through written questionnaires or interviews conducted by a third-party facilitator
Results Analyzed	3	Results of the self-evaluation are analyzed and aggregated by a third-party facilitator to maintain confidentiality
Review with NCG Chair	4	The third-party facilitator reviews the self-evaluation results with the NCG Committee Chair and discusses key themes and potential enhancements
Summary of Results	5	A summary of Board and Committee self-evaluation results is presented to the full Board
Ongoing Feedback	6	Directors are encouraged to provide ongoing feedback outside of the self-evaluation process
Feedback Incorporated	7	Policies and practices are enhanced as a result of the annual self-evaluation and ongoing feedback

24 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

BOARD STRUCTURE AND PROCESSES

Focus areas of the 2025 self-evaluation, which was conducted by way of written questionnaires facilitated by a third-party governance expert, included Board and Committee composition, leadership and structure, Board and management relations and Board priorities and effectiveness. Based in part on the results of the 2025 self-evaluation process, the Board’s practices evolved in a number of ways during 2025.
Decisions Made in Response to 2025 Self-Evaluations

▪
Identified priority topics and educational opportunities for Board’s 2026 agenda

▪
Increased frequency of informal communications with management outside of Board and Committee meetings

▪
Continued focus on ensuring any future Director candidates have the appropriate skill sets to bring to the Board

Director Criteria and Qualifications
The NCG Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers a wide range of factors when assessing potential Director nominees, including a candidate’s:
▪
background,

▪
skills,

▪
expertise,

▪
diversity,

▪
accessibility, and

▪
availability to serve effectively on the Board.

All candidates should (i) possess the highest personal and professional ethics, integrity and values, exercise good business judgment and be committed to representing the long-term interests of the Company and (ii) have an inquisitive and objective perspective, practical wisdom and mature judgment. It is expected that all Directors will have an understanding of our business and be willing to devote sufficient time and effort to carrying out their duties and responsibilities effectively.
Director Nomination Process
The NCG Committee is responsible for identifying and screening nominees for Director and for recommending to the Board candidates for nomination for election or re-election to the Board or to fill Board vacancies. The NCG Committee also seeks to maintain an ongoing list of potential Board candidates. Nominees may be suggested by:
▪
Directors,

▪
members of management,

▪
stockholders, or

▪
professional search firms.

In evaluating a Director nomination, the NCG Committee may review materials provided by the nominator, a professional search firm or any other party.
Stockholder Recommendation of Director Candidates
Stockholders who wish the NCG Committee to consider their recommendations for Director candidates should submit their recommendations in writing to:
Audrey K. Susanin Deputy General Counsel, Chief Compliance Officer & Assistant Secretary Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036
Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the NCG Committee at a regularly scheduled or special meeting. If any materials are provided by a stockholder in connection with the recommendation of a Director candidate, such materials are forwarded to the NCG Committee. Properly submitted recommendations by stockholders will receive the same consideration by the NCG Committee as other

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 25

BOARD STRUCTURE AND PROCESSES
suggested nominees. Stockholders wishing to nominate an individual for election as a Director, rather than recommend a nominee to the Board, must follow the procedures set forth in our current bylaws and abide by the timeline set forth in the “Stockholder Proposals and Nominations” section of this Proxy Statement.
Communications with the Board
Stockholders and other persons interested in communicating with an individual Director (including the Independent Chair of the Board), the Independent Directors as a group, any Committee of the Board or the Board as a whole may do so by submitting such communication to:

Annaly Capital Management, Inc. [Addressee] 1211 Avenue of the Americas New York, NY 10036	Phone 1-888-8 ANNALY	Email investor@annaly.com
The Legal Department reviews all communications to the Directors and forwards those communications related to the duties and responsibilities of the Board to the appropriate parties. Certain items such as business solicitation or advertisements, product-related inquiries, junk mail or mass mailings, resumes or other job-related inquiries, spam and unduly hostile, threatening, potentially illegal or similarly unsuitable communications will not be forwarded.
Director Attendance
In 2025, the Board held 10 meetings. All Directors attended at least 75% of the aggregate number of meetings of the full Board and the Committees on which they served, during the period in which they served, in 2025.
The Company encourages each member of the Board to attend the Annual Meeting. Of our 12 then-Directors, 9 attended the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”).
Board Commitment and Service on Other Public Company Boards
It is the policy of the Board that:
▪
Directors should not serve on more than three other public company boards in addition to the Company’s Board;

▪
Directors who also serve as CEOs or hold equivalent positions at other companies should not serve on more than one other public company board in addition to the Company’s Board; and

▪
A member of the Audit Committee should not serve on the audit committee of more than two other public companies.

The NCG Committee evaluates and considers time commitments of Directors as part of its annual Board self-evaluation process and requires each Director to discuss any significant changes in employment or directorship roles with the NCG Committee Chair and Board Chair in advance of such changes.
Director Orientation and Continuing Education
The Board believes that Director orientation and continuing education is critical to each Director’s ability to fulfill their responsibilities in a dynamic and constantly evolving business environment. New Directors participate in a robust onboarding process, which includes extensive training materials and personal briefings by senior management on the Company’s strategic plans, financial statements and key policies and practices. In addition, we encourage Directors to participate in external continuing director education programs, and we provide reimbursement for related expenses. Continuing director education is also provided during Board meetings and as stand-alone information sessions outside of meetings. In line with our commitment to continuing Board education, the Board is a Full Board Member of the NACD, which gives Directors access to an extensive menu of board education programs, along with research on governance trends and board practices.

26 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

BOARD STRUCTURE AND PROCESSES
Compensation of Directors
We compensate only Non-Employee Directors for their service on the Board. The MDC Committee is responsible for reviewing, and recommending to the Board, the form and amount of compensation paid to the Non-Employee Directors.
The annual compensation elements paid to the Non-Employee Directors for service on the Board and its standing Committees for 2025 are set forth below:
Base Pay for Board Service	Additional Cash Retainers	Amount ($)
	Independent Board Chair	115,000
	Committee Member (all Board Committees)	10,000
	Committee Chairs(1):
	▪ Audit	25,000
	▪ MDC Committee	20,000
	▪ All other Board Committees	15,000
Each DSU is equivalent in value to one share of our common stock. DSUs are granted on the date of the annual stockholder meeting and are fully vested as of the date of grant. DSUs settle in shares of common stock within 30 days following the first to occur of (i) the first anniversary of the grant date or (ii) the Director’s separation from service, and convert to shares of our common stock on the settlement date unless the Director elects to defer the settlement of the DSUs to a later date. DSUs do not have voting rights. DSUs pay dividend equivalents in either cash or additional DSUs at the election of the Director. Directors are also eligible to receive other stock-based awards under our 2020 Equity Incentive Plan, which includes a limit on the maximum total compensation payable to any Non-Employee Director.
We reimburse the Directors for their reasonable out-of-pocket travel expenses incurred in connection with their attendance at full Board and Committee meetings.
For 2026, the Board approved an increase in the DSU grant from $175,000 to $185,000, based on a review of peer compensation data conducted by the MDC Committee’s independent compensation consultant.
DIRECTOR STOCK OWNERSHIP GUIDELINE
The stock ownership guideline for Non-Employee Directors provides that each Non-Employee Director should strive to own an amount of our common stock equal to five times the annual cash retainer. DSUs and shares owned outright count toward this guideline. Non-Employee Directors are required to retain and hold 50% of the net profit shares from DSUs until the specified ownership level is achieved. As of the date of this Proxy Statement, all of the Non-Employee Directors had met or were on their way to meeting their stock ownership guideline.
The stock ownership guideline for Non-Employee Directors is five times the annual cash retainer.

(1)
Committee Chairs receive Committee Chair Retainers in addition to, and not in lieu of, Committee Member Retainers.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 27

BOARD STRUCTURE AND PROCESSES
DIRECTOR COMPENSATION
The table below summarizes the compensation paid by the Company to the Non-Employee Directors for the fiscal year ended December 31, 2025.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Francine J. Bovich(3)	67,500	—	—	67,500
Thomas Hamilton	218,750	175,000	—	393,750
Kathy Hopinkah Hannan	160,000	175,000	—	335,000
Michael Haylon(3)	117,500	—	—	117,500
Martin Laguerre	130,000	175,000	—	305,000
Manon Laroche	127,500	175,000	—	302,500
Eric A. Reeves	147,500	175,000	—	322,500
John H. Schaefer(3)	60,000	—	—	60,000
Glenn A. Votek	140,000	175,000	—	315,000
Scott Wede	138,750	175,000	—	313,750
Vicki Williams	140,000	175,000	—	315,000
ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT
The MDC Committee retains an independent compensation consultant to advise on the Non-Employee Director compensation program. Frederick W. Cook & Co. (“F. W. Cook”) served as the MDC Committee’s independent compensation consultant through May 2025, at which time the MDC Committee retained Semler Brossy as its new independent compensation consultant. During 2025, both F. W. Cook and Semler Brossy provided market research and analysis on director compensation, including reviews of competitive market trends, design practices and peer and market benchmarking.
Each consultant reported directly to the MDC Committee. The MDC Committee assessed the independence of each consultant in accordance with SEC regulations and NYSE listing standards, considering all required factors, including each consultant’s other relationships with the Company and its affiliates. Based on this assessment, including representations received from each consultant, the MDC Committee concluded that no conflict of interest exists that would impair either consultant’s ability to provide independent advice to the MDC Committee.

(1)
Fees earned or paid in cash may be prorated for partial year Board and/or Committee service.

(2)
The amounts in this column represent the aggregate grant date fair value of the DSU awards, which were granted to our Non-Employee Directors on May 14, 2025 and are computed in accordance with FASB ASC Topic 718 based on the closing price of the Company’s common stock on the date of grant. DSUs are vested at grant and accrue dividend equivalents as additional DSUs or cash at the election of the Non-Employee Director.

(3)
Ms. Bovich, Mr. Haylon and Mr. Schaefer concluded their service on the Board effective May 14, 2025.

28 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
The Board is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters. The Company is providing this non-binding advisory vote pursuant to Section 14A of the Exchange Act.
In considering this vote, the Company invites our stockholders to review the “Compensation Discussion and Analysis” and “Executive Compensation Tables” below. As described in the Compensation Discussion and Analysis, the MDC Committee is focused on continually enhancing the Company’s compensation framework to reflect strong compensation governance, drive alignment with stockholders and reward sustained value creation.

The MDC Committee is committed to institutionalizing an executive compensation program that attracts, retains and incentivizes top executive talent and generates long-term value for stockholders by directly linking compensation payout to Company performance without encouraging unnecessary risk-taking.

The Board unanimously recommends that the stockholders vote FOR the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED.”
While this vote is advisory and non-binding, the Board and the MDC Committee value the views of the Company’s stockholders and will consider the voting results when making compensation decisions in the future.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 29

EXECUTIVE OFFICERS
The following table sets forth certain information with respect to the Company’s executive officers:
Name	Age	Title
David L. Finkelstein	53	Chief Executive Officer and Co-Chief Investment Officer
Serena Wolfe	46	Chief Financial Officer
Steven F. Campbell	54	President and Chief Operating Officer
Biographical information on Mr. Finkelstein is provided above under the heading “Election of Directors.”
SERENA WOLFE

CAREER HIGHLIGHTS
Annaly Capital Management, Inc.
▪
Chief Financial Officer (December 2019 to present)

Ernst & Young LLP (“EY”)
▪
Partner and Central Region Real Estate Hospitality & Construction (“RHC”) Leader, managing the go-to-market efforts and client relationships across the sector (2017 to November 2019)

▪
Partner (2011 to 2017)

▪
Global RHC Assurance Leader

▪
Practiced with EY for over 20 years, including six years with EY Australia and 16 years with the U.S. practice

OTHER PUBLIC COMPANY BOARD SERVICE
▪
Lennar Corporation (NYSE: LEN)

EDUCATION
▪
Bachelor of Commerce in Accounting, University of Queensland

▪
Certified Public Accountant in the states of New York and California

STEVEN F. CAMPBELL

CAREER HIGHLIGHTS
Annaly Capital Management, Inc.
▪
President (December 2022 to present)

▪
Chief Operating Officer (June 2020 to present)

▪
Head of Business Operations (2019 to June 2020)

▪
Head of Credit Operations and Enterprise Risk (2018 to 2019)

▪
Chief Operating Officer of Annaly Commercial Real Estate Group (2016 to 2018)

▪
Head of Credit Strategy (2015 to 2018)

Fortress Investment Group LLC
▪
Held various roles over six years, including serving as Managing Director in the Credit Funds business

OTHER AFFILIATIONS
▪
Member of the Advisory Board for the Fitzgerald Institute of Real Estate at the University of Notre Dame

EDUCATION
▪
B.B.A., University of Notre Dame

▪
M.B.A., University of Chicago, Booth School of Business

In addition to the current executive officers listed above, Anthony C. Green, the Company’s former Chief Corporate Officer, Chief Legal Officer and Secretary, served as an executive officer of the Company during 2025. Effective January 1, 2026, Mr. Green retired from his executive roles and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026.

30 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Our employees are the Company’s greatest asset and we are committed to attracting, incentivizing and retaining an exceptional workforce. This commitment shapes both our firmwide and executive compensation programs. This Compensation Discussion and Analysis describes the key features of our executive compensation program and how the MDC Committee made 2025 performance year compensation decisions for the following NEOs.
▪
David L. Finkelstein — Chief Executive Officer and Co-Chief Investment Officer

▪
Serena Wolfe — Chief Financial Officer

▪
Steven F. Campbell — President and Chief Operating Officer

▪
Anthony C. Green — Former Chief Corporate Officer, Chief Legal Officer and Secretary(1)

This Compensation Discussion and Analysis is divided into four topics: (1) Executive Summary, (2) How Executive Compensation Decisions are Made, (3) Executive Compensation Design and Award Decisions for 2025 and (4) Executive Compensation Policies.

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 31

COMPENSATION DISCUSSION AND ANALYSIS
1.
Executive Summary

FACTORS SHAPING OUR PAY DESIGN AND DECISIONS
The MDC Committee is committed to maintaining an executive compensation program that incentivizes strong performance and drives alignment with stockholders. Collectively, our pay practices and decisions are informed by:
▪
stockholder engagement and feedback;

▪
the MDC Committee’s desire to closely link NEO pay and financial performance;

▪
a belief that most NEO pay should be at risk and variable;

▪
consideration of peer compensation levels and market trends;

▪
advice from an independent compensation consultant;

▪
adherence to pay governance best practices, including stock ownership guidelines, clawback policies, prohibitions on hedging and pledging and no dividends on unearned awards; and

▪
integration of pay and risk management oversight.

STOCKHOLDER ENGAGEMENT AND RESPONDING TO THE 2025 SAY-ON-PAY VOTE
Stockholder Engagement
At our 2025 Annual Meeting, over 91% of the votes cast were in favor of the Say-on-Pay vote, which we believe indicates broad stockholder validation of our executive compensation program. The MDC Committee carefully reviewed these voting results, along with additional feedback from our stockholders, when making executive compensation decisions, which is reflected by the MDC Committee’s continued efforts to enhance the program’s rigor and reduce its complexity as described below.
Since the beginning of 2025, we initiated outreach to 100% of our top 100 institutional investors, representing approximately 90% of institutional shares outstanding and approximately 60% of total shares outstanding, offering an invitation to meet with members of our Board and management team to discuss their views on our executive compensation program and our corporate governance and responsibility initiatives. In response to our invitation, we held 14 meetings with 11 institutional stockholders, who collectively represent approximately 30% of institutional shares outstanding and approximately 20% of total shares outstanding. MDC Committee Chair Vicki Williams participated in meetings with stockholders representing approximately 25% of institutional shares outstanding and approximately 15% of total shares outstanding. Leaders from the Company’s Legal, Corporate Responsibility and Investor Relations teams participated in all stockholder meetings.
100%	30%	25%
of top 100 institutional investors, representing over 90% of institutional shares outstanding and nearly 60% of total shares outstanding, included in 2025-2026 outreach efforts	met with stockholders representing approximately 30% of institutional shares outstanding and approximately 20% of total shares outstanding	MDC Committee Chair participated in meetings with stockholders representing approximately 25% of institutional shares outstanding and 15% of total shares outstanding
Through this engagement, we learned that most of our stockholders strongly support the changes and enhancements we have made to our executive compensation program over the last few years. The MDC Committee will continue to consider stockholder feedback received through our engagement efforts, along with the outcome of future Say-on-Pay votes, in evaluating ways to further enhance our executive compensation program.

32 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Stockholder Feedback and Changes to Our Executive Compensation Program
What We Heard	What We Did for 2025
Apply corporate performance scorecard only to annual cash incentives
▪
Applied the corporate performance scorecard solely to annual cash incentives (with a potential maximum of 150% of target) and not to long-term equity incentives, which were awarded instead at target (100%) levels

–
For strong performance years like 2025, bifurcating the cash incentive and equity incentive frameworks reduces an NEO’s maximum incentive opportunity, as initial equity grants are awarded at target despite relative outperformance but are highly dependent on future stock performance and, for PSUs, future financial performance

Streamline corporate performance scorecard	▪ Removed the post-scorecard application of the Absolute Tangible Economic Return modifier and instead incorporated Absolute Tangible Economic Return directly into the scorecard as a new metric
Use objective, publicly disclosed and/or quantifiable scorecard metrics
▪
Removed the Operational Risk metric from the scorecard and instead considered Operational Risk achievements as part of an NEO’s individual assessment, which resulted in a fully quantitative and objective scorecard

Increase equity as a percentage of total target compensation
▪
Increased equity as a percentage of the NEOs’ total target compensation (including base salary, cash bonus and equity awards)

–
Equity comprises 55% of the CEO’s total target compensation (up from 50%)

–
Equity comprises 50% of the other NEOs’ total target compensation (up from an average of 44%)

Increase PSUs as a percentage of total equity	▪ Increased performance stock units (“PSUs”) as a percentage of the NEOs’ total equity to 60% (up from 50%)
Increase difficulty required to receive PSU payout
▪
For the PSU awards granted in early 2025 for performance in 2024, the MDC Committee meaningfully increased the Average Earnings Available for Distribution (“EAD”) Return on Equity achievement levels (threshold, target, above target and maximum)

Additional Actions We Took for 2026
▪
Following further discussions with stockholders and a review of peer executive compensation programs, for the 2026 performance year, the MDC Committee determined to:

–
Further streamline the corporate performance scorecard by removing the Operating Efficiency metric

▪
Operating Efficiency will instead be considered as part of an NEO’s individual assessment

–
Further increase the Average EAD Return on Equity metric achievement levels for the PSUs granted in early 2026 for performance in 2025 to increase the rigor of the program

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 33

COMPENSATION DISCUSSION AND ANALYSIS
PHILOSOPHY AND PROGRAM OBJECTIVES
The MDC Committee is committed to maintaining an executive compensation program that attracts, retains and incentivizes top executive talent and generates long-term value for stockholders by directly linking compensation payout to Company performance without encouraging unnecessary risk taking. Our compensation philosophy is driven by the following principles:
COMPONENTS OF EXECUTIVE COMPENSATION
The table below describes the objectives supported by our primary compensation elements for 2025 — commonly referred to as “total direct compensation” — along with an overview of the key measures and governance principles for each element.
Compensation Element			Objectives	Key Measures	Governance Principles
◀ FIXED ▶	Short- Term	BASE SALARY	▪ Provide a level of fixed pay appropriate to NEO’s roles and responsibilities	▪ Experience, duties and scope of responsibilities ▪ Internal and external market factors	▪ Comprises minority of overall compensation opportunity compared to “at risk” pay
◀ AT RISK / VARIABLE ▶		ANNUAL CASH INCENTIVES	▪ Provide a market competitive annual cash incentive opportunity ▪ Incentivize and reward superior Company and individual performance	▪ Achievement of corporate performance scorecard (75%) and individual objectives (25%)	▪ No guaranteed minimum award amounts ▪ Maximum award value of 150% of target
	Long- Term	EQUITY INCENTIVES	▪ Align NEO’s interests with long-term stockholder interests ▪ Encourage long-term, sustainable performance results ▪ Support retention of key talent
▪
Restricted stock units (“RSUs”) vest based on continued service and provide both retention and stock
value accumulation incentives

▪
PSUs eligible to vest based on achievement of multiple rigorous Company performance metrics over a three-year performance period

▪ No guaranteed minimum award amounts ▪ Awarded at target levels ▪ Target mix of PSUs (60%) and RSUs (40%) ▪ PSUs have a maximum award payout of 150% of grant

34 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION POLICIES AND PRACTICES
Our policies and practices reflect our commitment to strong compensation governance and reinforce our pay-for-performance philosophy.
What the Company Does	What the Company Does Not Do
▪
Majority of compensation is “at risk” — for 2025, variable compensation comprised 95% of the CEO’s total direct compensation and 88% of the other NEOs’ total direct compensation(1)

▪
MDC Committee applied a corporate performance scorecard with financial and non-financial goals (75% weighting) and individual achievements (25% weighting) in determining total cash incentive awards for 2025

▪
Diversified mix of rigorous performance metrics, including Tangible Economic Return and EAD Return on Equity

▪
Relative performance metrics for the corporate performance scorecard and PSU program require above-median (i.e., 55%) performance to achieve target payouts

▪
Robust clawback policies cover cash and all equity compensation (time- and performance-based awards) and are triggered by a financial restatement or misconduct

▪
All NEOs are subject to robust stock ownership requirements and holding restrictions

▪
MDC Committee annual assessment of NEO compensation practices against peer companies and best practices

▪
MDC Committee annual compensation risk assessment

▪
Regular stockholder feedback through robust outreach, including meetings with the MDC Committee Chair

▪
No minimum guaranteed bonus amounts

▪
No guaranteed salary increases

▪
No severance benefits paid to an executive other than in connection with their involuntary termination of employment by the Company without “cause”

▪
No enhanced cash severance for terminations in connection with a change in control

▪
No NEO severance payments and benefits exceeding 2.99 times salary and bonus

▪
No “single trigger” cash severance or automatic vesting of equity awards based solely upon a change in control of the Company

▪
No excessive perquisites

▪
No tax gross-ups for change in control excise taxes or on any executive perquisites, other than for non-cash relocation benefits

▪
No hedging or pledging of Company stock

▪
No dividends or dividend equivalents on unvested awards paid unless and until the underlying awards are earned and vested

▪
No repricing of options or stock appreciation rights (“SARs”) or the exchange of underwater options or SARs for cash or other awards without stockholder approval

▪
No supplemental executive retirement plans

(1)
Performance-based compensation percentages for 2025 derived from the Total Direct Compensation Table on page 36 of this Proxy Statement.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 35

COMPENSATION DISCUSSION AND ANALYSIS
TOTAL DIRECT COMPENSATION TABLE
The following table supplements the Summary Compensation Table on page 51 and shows the total direct compensation paid or awarded to each NEO for the last three fiscal years. The table below is not a substitute for the required information included in the Summary Compensation Table; however, the MDC Committee believes that it best aligns with how the MDC Committee views executive compensation for a given performance year. In accordance with SEC rules, the Summary Compensation Table includes the grant date fair value of stock awards in the year granted, even if the grant is based on a review of prior year performance. As discussed in more detail below, the RSU and PSU awards granted in early 2025 for performance in 2024 are included in the Summary Compensation Table but not in the Total Direct Compensation Table; conversely, the RSU and PSU awards granted in early 2026 for performance in 2025 are included in the Total Direct Compensation Table but not in the Summary Compensation Table.
NEO	Year	Salary ($)	Awards for Performance		Total ($)
			Variable Cash Awards ($)	Equity Awards ($)
David L. Finkelstein	2025	1,000,000	8,773,000(2)	8,800,000(3)	18,573,000(4)
	2024	1,000,000	8,483,650	9,483,650	18,967,300
	2023	1,000,000	7,328,100	8,328,100	16,656,200
Serena Wolfe	2025	750,000	2,653,125(2)	2,625,000(3)	6,028,125(4)
	2024	750,000	2,723,200	2,723,200	6,196,400
	2023	750,000	2,348,400	2,348,400	5,446,800
Steven F. Campbell	2025	750,000	3,183,750(2)	3,000,000(3)	6,933,750(4)
	2024	750,000	3,078,650	3,078,650	6,907,300
	2023	750,000	2,739,800	2,739,800	6,229,600
Anthony C. Green(1)	2025	750,000	2,074,106(2)	2,325,000(3)	5,149,106(4)
	2024	750,000	2,287,000	2,287,000	5,324,000
	2023	750,000	2,035,300	2,035,300	4,820,600

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026.

(2)
These amounts represent the annual cash incentives paid by the Company to each executive for their service in 2025 and equal the amounts reported as 2025 compensation in the “Bonus” column of the Summary Compensation Table.

(3)
These amounts approximate the dollar value of the RSUs and target PSUs that were granted to the NEOs on February 1, 2026 as part of their annual incentive awards for performance in 2025 and are based on the closing price of the Company’s common stock on the immediately preceding trading day. In accordance with SEC rules, these amounts do not appear as 2025 compensation in the Summary Compensation Table. Rather, the grant date fair value for these awards will appear as 2026 compensation in the “Stock Awards” column in next year’s Summary Compensation Table. The breakdown between RSUs and PSUs of equity awards for 2025 performance (granted in 2026) to each executive is set forth in the table below:

NEO	RSUs ($)	PSUs ($)
David L. Finkelstein	3,520,000	5,280,000
Serena Wolfe	1,050,000	1,575,000
Steven F. Campbell	1,200,000	1,800,000
Anthony C. Green	930,000	1,395,000

(4)
Total direct compensation amounts for 2025 do not reflect equity awards granted in February 2025 to each executive for performance in 2024. These awards are reflected as 2025 compensation in the “Stock Awards” column of the Summary Compensation Table.

36 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Total Direct Compensation Pay Mix
The total direct compensation paid or awarded to each NEO for 2025 reflects a balanced pay mix, favoring equity, particularly performance-based equity, which ensures strong alignment with stockholder value.

2.
How Executive Compensation Decisions Are Made

OVERVIEW
The MDC Committee reviews and discusses the performance of the CEO and makes recommendations regarding the CEO’s compensation for review and approval by the Independent Directors. For the other NEOs, the CEO makes individual compensation recommendations for review and approval by the MDC Committee. In making compensation recommendations and determinations for all NEOs, the MDC Committee utilizes the advice of its independent compensation consultant, reviews compensation-related policies and feedback of long-term investors, considers the terms of any applicable employment agreements, analyzes competitive market information and peer group data and assesses Company and individual performance.
Our Human Capital Management team supports the MDC Committee in the execution of its responsibilities with assistance from our Finance and Legal teams, who jointly oversee the development of materials for each MDC Committee meeting, including market data, historical compensation and individual and Company performance metrics. No NEO, including the CEO, has a role in determining their own compensation.
ROLE OF THE MDC COMMITTEE’S INDEPENDENT COMPENSATION CONSULTANT
The MDC Committee retains an independent compensation consultant to assist in designing and evaluating the Company’s executive compensation program. F. W. Cook served as the MDC Committee’s independent compensation consultant through May 2025, at which time the MDC Committee retained Semler Brossy as its new independent compensation consultant. During 2025, both F. W. Cook and Semler Brossy provided market research and analysis on executive compensation, peer group composition and benchmarking, incentive plan design and review of compensation trends and regulatory developments.
Each consultant reported directly to the MDC Committee and attended MDC Committee meetings as requested. While management interacted with each consultant in connection with their work, neither consultant was retained by, nor received direction from, management. The MDC Committee assessed the independence of each consultant in accordance with SEC regulations and NYSE listing standards, considering all required factors, including each consultant’s other relationships with the Company and its affiliates. Based on this assessment, including representations received from each consultant, the MDC Committee concluded that no conflict of interest exists that would impair either consultant’s ability to provide independent advice to the MDC Committee.
COMPANY MARKET DATA
The MDC Committee considers compensation data and practices of a group of peer companies recommended by its independent compensation consultant (the “Compensation Peer Group”), as well as third-party survey data and current market trends and practices, in developing appropriate compensation packages for the NEOs. The MDC Committee does not set target compensation to meet any particular benchmark level; however, it uses the median of the peer market data to help guide its pay decisions.
The MDC Committee recognizes that developing an appropriate Compensation Peer Group for the Company is challenging because there are few mortgage REITs (“mREITs”) that are of similar size and complexity to the Company, while similarly sized

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 37

COMPENSATION DISCUSSION AND ANALYSIS
asset managers and financial companies may have very different portfolios, investment strategies and return profiles, due in part to their non-REIT status. The MDC Committee addresses this issue by developing a Compensation Peer Group comprised of both smaller mREIT peers (the “mREIT Peers”) and larger financial services companies (the “Financial Services Peers”). The performance of the former group better reflects the challenges the Company faces from an interest rates and markets perspective, while the latter group better reflects the Company’s benefits of scale. The MDC Committee reviews the composition of the Compensation Peer Group at least annually and makes modifications as appropriate.
Process for Determining Compensation Peer Group
Compensation Peer Group
The MDC Committee primarily utilizes the Financial Services Peers to inform overall pay levels and the mREIT Peers to inform incentive design and performance metrics. The MDC Committee believes that together, the Financial Services Peers and the mREIT Peers provide a more holistic view of the competitive pay landscape for the NEOs.
Financial Services Peers		mREIT Peers
▪ Affiliated Managers Group, Inc. (AMG)	▪ PennyMac Financial Services, Inc. (PFSI)	▪ Adamas Trust, Inc. (ADAM)
▪ Ameriprise Financial, Inc. (AMP)	▪ Raymond James Financial, Inc. (RJF)	▪ AGNC Investment Corp. (AGNC)
▪ Franklin Resources, Inc. (BEN)	▪ Stifel Financial Corp. (SF) (1)	▪ Chimera Investment Corporation (CIM)
▪ Invesco Ltd. (IVZ)(1)	▪ T. Rowe Price Group, Inc. (TROW) (1)	▪ Ladder Capital Corp. (LADR)(1)
▪ Jefferies Financial Group (JEF)	▪ The Carlyle Group L.P. (CG)	▪ MFA Financial, Inc. (MFA)
▪ Lazard Ltd. (LAZ)	▪ Voya Financial (VOYA)	▪ Redwood Trust, Inc. (RWT)
▪ Mr. Cooper Group (COOP)(1)(2)		▪ Rithm Capital Corp. (RITM)
▪ Two Harbors Investment Corp. (TWO)(1)
Performance Peer Group
In part due to the challenges highlighted above, the MDC Committee uses a separate group of mREIT peers (the “Performance Peer Group”) to evaluate the Company’s performance under the corporate performance scorecard and to determine PSU award payouts. The MDC Committee reviews the composition of the Performance Peer Group at least annually to ensure that the companies have portfolios and investment strategies that most closely resemble our focus on residential mortgage assets.

(1)
In 2025, following an assessment and guidance from its independent compensation consultant, the MDC Committee determined to add new compensation peers to better reflect the Company’s current size, complexity and strategic focus.

(2)
On October 1, 2025, Rocket Companies announced that they had completed the acquisition of Mr. Cooper Group.

38 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
▪ Adamas Trust, Inc. (ADAM)	▪ Dynex Capital, Inc. (DX)	▪ Orchid Island Capital, Inc. (ORC)
▪ AGNC Investment Corp. (AGNC)	▪ Ellington Financial Inc. (EFC)	▪ Redwood Trust, Inc. (RWT)
▪ ARMOUR Residential REIT, Inc. (ARR)	▪ Invesco Mortgage Capital, Inc. (IVR)	▪ Rithm Capital Corp. (RITM)
▪ Chimera Investment Corporation (CIM)	▪ MFA Financial, Inc. (MFA)	▪ Two Harbors Investment Corp. (TWO)
A broad range of data is considered by the MDC Committee to ascertain whether the CEO and other NEOs are appropriately positioned relative to the competitive market and in respect of the median to properly reflect various factors, such as our performance within the Performance Peer Group, the unique characteristics of the individual executive’s position and applicable succession and retention considerations.
3.
Executive Compensation Design and Award Decisions for 2025

OVERVIEW
Our executive compensation program primarily consists of base salaries, annual cash incentive awards and long-term equity awards, which include both RSUs and PSUs. The RSUs and PSUs include time-based and performance-based vesting requirements over multiple years following their grant to further encourage sustainable Company performance that is aligned with long-term stockholder interests.
Target 2025 Pay Mix
For 2025, the MDC Committee determined to increase the weighting of long-term equity incentives as a percentage of target pay, with a focus on performance-based equity. As a result, for 2025, equity comprised at least 50% of the NEOs’ target pay mixes (inclusive of base salary, cash bonus and equity awards), with the CEO at 55%, and PSUs comprised 60% of target equity (inclusive of PSUs and RSUs).

Equity vs. Cash

CEO

2025 Target
2024
Actual
55%
50%
45%
50%
Equity
Cash

Other NEOs

2025 Target
2024
Actual
56%
44%
50%
50%
Equity
Cash

PSUs vs. RSUs

CEO

2025 Target
2024
Actual
40%
50%
50%
60%
PSUs
RSUs

Other NEOs

2025 Target
2024
Actual
40%
50%
50%
60%
PSUs
RSUs

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 39

COMPENSATION DISCUSSION AND ANALYSIS
BASE SALARY
Base salaries for NEOs are established after considering a variety of factors, including market data, historic pay, the scope of each NEO’s responsibilities and individual and Company performance. No NEO is entitled to any guaranteed salary increase.
NEO	2025 Salary ($)	2024 Salary ($)	Percentage Change
David L. Finkelstein	1,000,000	1,000,000	0%
Serena Wolfe	750,000	750,000	0%
Steven F. Campbell	750,000	750,000	0%
Anthony C. Green	750,000	750,000	0%

The NEOs’ base salaries have not been increased since 2020 and will not be increased for 2026. The MDC Committee believes that appropriately limiting the NEOs’ base salaries supports higher at-risk compensation, which is intended to incentivize strong performance aligned with the interests of our stockholders.

ANNUAL INCENTIVE FRAMEWORK
At the beginning of each performance year, the MDC Committee sets target cash and equity incentive opportunities and establishes a corporate performance scorecard, along with individual NEO objectives. The MDC Committee believes that tying annual cash incentive opportunity to a blend of corporate goals (weighted 75% for 2025) and individual achievements (weighted 25% for 2025) aligns compensation outcomes to sustainable performance results consistent with our risk management policies. The MDC Committee also believes that providing a significant component of total target compensation in the form of long-term equity, with a focus on performance-based equity, supports the alignment of our NEOs’ interests with those of our stockholders.
Changes for the 2025 Annual Incentive Framework
Prior to 2025, the MDC Committee applied the corporate performance scorecard and an Absolute Economic Return modifier to both cash and equity incentive determinations. However, in response to stockholder feedback, the MDC Committee made a number of enhancements to our annual incentive framework to increase rigor, reduce complexity and align our program more closely with peers. For 2025, the MDC Committee: (i) applied the corporate performance scorecard solely to the determination of cash incentives (with a potential maximum of 150% of target), and (ii) awarded long-term equity at target (100%) levels. For strong performance years like 2025, bifurcating the cash incentive and equity incentive frameworks reduces an NEO’s maximum incentive opportunity, as initial equity grants are awarded at target despite relative outperformance but are highly dependent on future stock performance and, for PSUs, future financial performance.
In addition, the MDC Committee determined to remove the application of an Absolute Tangible Economic Return modifier and instead incorporate Absolute Tangible Economic Return directly into the scorecard as a new metric. This change underscores the MDC Committee’s view that Tangible Economic Return is the Company’s most important financial measure, and that management, investors and analysts use it to evaluate the Company’s performance on both a relative and absolute basis, along with value creation for our stockholders. While the MDC Committee decided to maintain the scorecard’s Operating Efficiency and Available Financing metrics, which collectively measure management’s ability to efficiently and responsibly scale the Company’s operating platform while maintaining strong liquidity to mitigate risk across the portfolio, the Committee determined to remove the Operational Risk metric and instead consider related achievements as part of an NEO’s individual assessment to produce a fully quantitative and objective scorecard as set forth below:
2024 Corporate Performance Scorecard (Annual Cash and Long-Term Equity Awards)		2025 Corporate Performance Scorecard (Annual Cash Awards Only)
Metric	Weighting	Metric	Weighting
Relative Tangible Economic Return	50%	Relative Tangible Economic Return	40%
Operating Efficiency (Absolute)	30%	Operating Efficiency (Absolute)	20%
Liquidity (Available Financing)	10%	Liquidity (Available Financing)	20%
Operational Risk	10%	Absolute Tangible Economic Return	20%
Modifier	Impact	Modifier	Impact
Absolute Tangible Economic Return	+/- 10%	None	N/A

40 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In response to stockholder feedback, for 2026, the MDC Committee has determined to further streamline the corporate performance scorecard by removing the Operating Efficiency metric, enhancing alignment with peer programs. Operating Efficiency will instead be considered as part of an NEO’s individual assessment.

2025 ANNUAL INCENTIVES  —  CASH AND EQUITY AWARDS
The MDC Committee established target amounts for the NEOs’ 2025 annual cash and long-term equity incentive awards based on advice from its independent compensation consultant, following a review of the relevant Compensation Peer Group and broader market compensation data, an assessment of Company and individual performance in 2024 and other individual factors such as role, responsibilities, tenure and retention needs. For the NEOs other than the CEO, the MDC Committee also considers individual compensation recommendations from the CEO in establishing targets for such NEOs. For 2025, the MDC Committee determined to maintain target total incentive amounts at the same aggregate levels approved for 2024, although such amounts were weighted more heavily towards equity vs. cash and PSUs vs. RSUs compared to the prior year.
Name and Position	Target Cash Incentive ($)	Target RSUs ($)	Target PSUs ($)	Target Total Incentive ($)
David L. Finkelstein Chief Executive Officer and Co-Chief Investment Officer	6,200,000	3,520,000	5,280,000	15,000,000
Serena Wolfe Chief Financial Officer	1,875,000	1,050,000	1,575,000	4,500,000
Steven F. Campbell President and Chief Operating Officer	2,250,000	1,200,000	1,800,000	5,250,000
Anthony C. Green Former Chief Corporate Officer and Chief Legal Officer	1,575,000	930,000	1,395,000	3,900,000
Annual cash incentive awards for 2025 performance had a maximum opportunity of up to 150% of target, whereas equity incentive awards for 2025 performance were awarded at target. There were no minimum guaranteed amounts for either cash or equity awards, and incentive compensation may be paid below target (or not at all) if performance does not meet established goals.
2025 ANNUAL CASH INCENTIVES  —  CORPORATE PERFORMANCE
For 2025, corporate performance determined 75% of each NEO’s cash incentive award payout. The MDC Committee endeavored to set challenging and rigorous targets for each corporate performance scorecard metric, with targets for relative metrics set above the peer median (55%) and absolute metrics aligned with our long-term strategic plan and published guidance. The threshold, target and maximum performance goals for Relative Tangible Economic Return were unchanged from their respective prior year levels. The MDC Committee established a target goal for Absolute Tangible Economic Return reflective of our historic achievement range, and a target goal for Operating Efficiency equal to our operating expense budget for the year, which reflects continued investment in our operationally intensive credit businesses in line with our long-term strategic plan. Further details on these metrics and related performance for 2025 are set forth below.
Category	Scorecard Weighting	Metric	Criteria			Actual Results(1)	Multiplier(1)
			Threshold	Target	Maximum
Financial Performance	40%	Relative Tangible Economic Return(2)	5%	55%	100%	100%	150%
	20%	Absolute Tangible Economic Return(2)	-5%	5% – 10%	20%	20%	150%
	20%	Operating Efficiency(3) (Absolute)	1.65%	1.50%	1.35%	1.52%	93%
Risk	20%	Liquidity (Total Assets Available for Financing as a Percentage of Equity)(4)	40%	45%	50%	56%	150%
TOTAL	100%		50%	100%	150%	WEIGHTED MULTIPLIER	139%
   Payout Range

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 41

COMPENSATION DISCUSSION AND ANALYSIS
(1)
Actual results and multipliers for financial performance metrics reflect actual performance for the fourth quarter of 2024 and the first three quarters of 2025 because the performance determinations for annual cash incentives are made prior to Company and peer financial reporting for the last quarter of the year. For performance results between the achievement levels specified for each metric, the multiplier was determined by interpolating results between threshold (50% multiplier) and target (100% multiplier) or target (100% multiplier) and maximum (150% multiplier).

(2)
“Tangible Economic Return” or “Absolute Tangible Economic Return” means the Company’s change in tangible book value (calculated by summing common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit less intangible assets) plus common dividends declared divided by the prior period’s tangible book value. “Relative Tangible Economic Return” is defined as the Company’s percentile ranking for the relevant period against the Performance Peer Group ranked by Tangible Economic Return results, with assessment weighted on a 59% / 41% basis of agency peers (AGNC Investment Corp., ARMOUR Residential REIT, Inc., Invesco Mortgage Capital, Inc. and Orchid Island Capital, Inc.) versus hybrid peers (Adamas Trust, Inc., Chimera Investment Corporation, Dynex Capital, Inc., Ellington Financial Inc., MFA Financial, Inc., Redwood Trust, Inc., Two Harbors Investment Corp. and Rithm Capital Corp.), which estimates the Company’s average capital allocation as of the beginning of the year. For the measurement period, the Company’s Relative Tangible Economic Return was 100% versus agency peers and 100% versus hybrid peers, and the Company’s Absolute Tangible Economic Return was approximately 20%.

(3)
“Operating Efficiency” or represents operating expenses as a percentage of average equity and excludes transaction expenses and nonrecurring items for the relevant period.

(4)
“Available Financing” or “Total Assets Available for Financing as a Percentage of Equity” represents “Total Assets Available for Financing” as a percentage of average equity. “Total Assets Available for Financing” is defined as our unencumbered assets, which are assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements and other unencumbered financial assets and capital stock), and the fair value of collateral that has already been pledged for future advances.

2025 CORPORATE PERFORMANCE RESULTS
Based on the above, the MDC Committee determined that the corporate portion of the 2025 annual cash incentives had been achieved at 139% of target, reflecting the Company having the highest possible Relative Tangible Economic Return results and achieving strong absolute results on all other metrics.

42 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2025 ANNUAL CASH INCENTIVES — INDIVIDUAL PERFORMANCE
While the Company’s corporate achievement determined 75% of each NEO’s cash incentive award payout, the MDC Committee considered each NEO’s significant individual contributions to determine the remaining 25%. Individual goals differ by NEO and include, as applicable and appropriate, demonstrated organizational leadership, strategic contributions and improvement of stockholder, business partner, employee and other stakeholder relationships and engagement. The most significant achievements considered by the MDC Committee for each NEO’s individual assessment are described below.
DAVID L. FINKELSTEIN
Chief Executive Officer and Co-Chief Investment Officer
2025 PERFORMANCE HIGHLIGHTS
As Chief Executive Officer and Co-Chief Investment Officer, Mr. Finkelstein is responsible for leading the Company and developing and implementing its strategy and serves as the primary liaison between the Board and management, as well as the primary public face of the Company.

In 2025, Mr. Finkelstein:
▪
Achieved strong economic returns across all three investment strategies for the year, leading to a 20.2% total economic return and total stockholder return of 40% for 2025

▪
Given strong EAD trajectory, increased the common stock dividend from $0.65 to $0.70 per share in Q1 2025; generated EAD in excess of the upsized dividend throughout 2025

▪
Maintained the Company’s prudent risk posture and strong credit profile, with a 5.6x economic leverage ratio at year-end, and $9.4 billion in total assets available for financing

▪
Grew the Company’s Residential Credit portfolio 15% year-over-year given record production from the whole loan correspondent channel, including $23.1 billion in lock volume and $16.5 billion in correspondent fundings

▪
Executed a record 29 whole loan securitizations totaling $15.2 billion over the course of 2025; Onslow Bay surpassed a milestone of 100 securitizations, bringing its aggregate issuance to more than $52 billion since the beginning of 2018(1)

▪
Grew the MSR portfolio by 15% year-over-year to become the second largest purchaser of bulk MSR in 2025(2)

▪
Raised $2.9 billion of accretive capital throughout the year, including $2.6 billion(3) of common equity through the Company’s at-the-market sales program and $275 million(4) through the issuance of Annaly’s 8.875% Series J fixed-rate cumulative redeemable (“Series J”) preferred stock

▪
Established new strategic subservicing and recapture relationships and expanded MSR flow purchase capabilities to be active on all available GSE exchanges

2025 PERFORMANCE RESULTS
In light of the achievements highlighted above, the strong results delivered by the Company overall and the effective collaboration with the other NEOs, the MDC Committee determined that Mr. Finkelstein achieved his individual performance objectives at above target levels, resulting in an individual multiplier of 150%.

(1)
Aggregate issuance as of April 13, 2026.

(2)
Based on information aggregated from 2025 Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of December 31, 2025. Excludes transfer activity related to platform acquisitions.

(3)
Net of sales agent commissions and excluding other offering expenses.

(4)
Represents gross proceeds before deducting the underwriting discount and other estimated offering expenses. Includes the underwriters’ exercise of their overallotment option to purchase additional shares of stock.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 43

COMPENSATION DISCUSSION AND ANALYSIS
SERENA WOLFE
Chief Financial Officer
2025 PERFORMANCE HIGHLIGHTS
As Chief Financial Officer, Ms. Wolfe manages the Company’s overall financial condition, as well as our financial analysis and reporting. Further to these responsibilities, she also oversees various control functions and shares responsibility for aspects of the Company’s operations and technology groups.

In 2025, Ms. Wolfe:
▪
Oversaw considerable financial diligence related to the onboarding of MSR subservicers and helped facilitate multiple highly complex credit transactions to achieve optimal economics

▪
Provided strong oversight of the Company’s Treasury function, including management of the repo team and the Company’s broker-dealer subsidiary, leading to a decline in the weighted average rate on repurchase agreements of 73 basis points to 4.20% over the course of the year

▪
Played a notable role in external communications during meetings with analysts, investors and counterparties

▪
Provided effective oversight of expense management initiatives to ensure efficiencies are generated firmwide, resulting in operating expense for 2025 of 1.42%, below mREIT peer average of 6.97%

▪
Created a strong partnership and collaboration with investment teams on key accounting and reporting matters

▪
Consistently maintained a strong control environment with zero reporting deficiencies

2025 PERFORMANCE RESULTS
In light of the achievements highlighted above, the strong results delivered by the Company overall and the effective collaboration with the other NEOs, the MDC Committee determined that Ms. Wolfe achieved her individual performance objectives at above target levels, resulting in an individual multiplier of 150%.

STEVEN F. CAMPBELL
President and Chief Operating Officer
2025 PERFORMANCE HIGHLIGHTS
As President and Chief Operating Officer, Mr. Campbell works closely with the executive team to help oversee Annaly’s overall strategy, capital markets, investor relations, operations and risk management, and shares responsibility for aspects of the Company’s technology group.

In 2025, Mr. Campbell:
▪
Oversaw capital markets activity, including $2.6 billion of accretive common equity raised through the Company’s ATM sales program(1) and $275 million(2) through the issuance of Annaly’s Series J preferred stock

▪
Conducted business planning and budgeting for all investment and support groups

▪
Oversaw investor relations outreach and communications strategy

▪
Oversaw the complete renovation of the Company’s headquarters in New York City

▪
Oversaw the expansion of the Company’s Information Technology group to bolster our proprietary portfolio analytics, resiliency, efficiency and AI initiatives

▪
Led evaluation and execution of strategic initiatives (including M&A, joint ventures, funds and business partnerships)

▪
Provided effective oversight of expense management initiatives to ensure efficiencies are generated firmwide, resulting in operating expenses for 2025 of 1.42%, below mREIT peer average of 6.97%

▪
Oversaw MSR operations, which received a 2025 Gold SHARP Award from Freddie Mac for excellence in mortgage servicing

2025 PERFORMANCE RESULTS
In light of the achievements highlighted above, the strong results delivered by the Company overall and the effective collaboration with the other NEOs, the MDC Committee determined that Mr. Campbell achieved his individual performance objectives at above target levels, resulting in an individual multiplier of 150%.

(1)
Net of sales agent commissions and excluding other offering expenses.

(2)
Represents gross proceeds before deducting the underwriting discount and other estimated offering expenses. Includes the underwriters’ exercise of their overallotment option to purchase additional shares of stock.

44 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Based on the above, the MDC Committee determined that the final individual multipliers set forth below had been achieved.
Name and Position	Corporate Multiplier (75% weighting)	+	Individual Multiplier (25% weighting)	=	Final Multiplier
David L. Finkelstein Chief Executive Officer and Co-Chief Investment Officer	139%		150%		142%
Serena Wolfe Chief Financial Officer	139%		150%		142%
Steven F. Campbell President and Chief Operating Officer	139%		150%		142%
The MDC Committee then applied the final individual multipliers to target total incentive amounts, resulting in the final cash incentive amounts set forth below.
Name and Position	Target Cash Incentive Value ($)	Final Multiplier	Total Cash Incentive Value ($)
David L. Finkelstein Chief Executive Officer and Co-Chief Investment Officer	6,200,000	142%	8,773,000
Serena Wolfe Chief Financial Officer	1,875,000	142%	2,653,125
Steven F. Campbell President and Chief Operating Officer	2,250,000	142%	3,183,750
Individual Cash Incentive Determination for the Former Chief Corporate Officer and Chief Legal Officer
Anthony C. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary effective January 1, 2026 and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026. Pursuant to the retirement and transition agreement between Mr. Green and the Company dated December 29, 2025, Mr. Green remained eligible for his 2025 annual cash incentive award based on actual 2025 performance results. Prior to his retirement from his executive roles, Mr. Green was responsible for overseeing the Company’s legal and compliance groups, corporate responsibility efforts, government relations and various control functions. In 2025, Mr. Green: (i) ensured a seamless Board and Committee leadership succession and onboarding process in connection with the retirement of three long-term Directors, (ii) supported the MDC Committee in its design and continued implementation of enhancements to the Company’s executive compensation program, (iii) provided legal support to the Company’s capital markets and strategic initiatives and (iv) managed the evaluation and execution of the Company’s key corporate responsibility and government relations matters. In light of these individual achievements, and the Company’s performance against the corporate performance scorecard, the MDC Committee determined to award Mr. Green a final cash incentive amount of $2,074,106.
2025 ANNUAL EQUITY INCENTIVES
2025 Annual Equity Incentives — Grant of RSUs
RSUs were granted at target levels to the NEOs on February 1, 2026 as part of their total equity incentive awards for 2025 performance. Such RSUs will vest in three equal annual installments, beginning on February 1, 2027, subject to the NEO’s continued employment (or in the case of Mr. Green, his compliance with certain post-retirement restrictive covenants). The number of RSUs granted is based on the closing price of our common stock on the immediately preceding trading day prior to the date of grant. The following table summarizes the RSUs granted to the NEOs as part of their total equity incentive awards for 2025.
	RSUs
NEO	($)	(#)
David L. Finkelstein	3,520,000	152,976
Serena Wolfe	1,050,000	45,632
Steven F. Campbell	1,200,000	52,151
Anthony C. Green(1)	930,000	40,417

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026. Following his departure from the Company, Mr. Green will continue to vest in his outstanding RSUs in accordance with the retirement provisions in the applicable award agreements.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 45

COMPENSATION DISCUSSION AND ANALYSIS
2025 Annual Equity Incentives — Grant of PSUs
PSUs were granted at target levels to the NEOs on February 1, 2026 as part of their total equity incentive awards for 2025 performance. Potential payout of such PSUs ranges from 0% to 150% and will be determined at the end of the performance period (January 1, 2026 — December 31, 2028) based on the achievement of the following equally-weighted performance measures — Relative Tangible Economic Return and Average EAD Return on Equity. The MDC Committee believes that Tangible Economic Return is the Company’s single most important financial measure and that management, investors and analysts use this metric to evaluate the Company’s performance, along with value creation for stockholders, on both a short-term basis (as reflected in the annual cash incentive framework) and a long-term basis (as reflected in the PSU framework). The MDC Committee believes that Average EAD Return on Equity is also a relevant performance measure for PSU vesting as it reflects our progress in generating distributions for stockholders and optimizing returns through prudent portfolio management. In addition, the portion of the PSU awards tied to Relative Tangible Economic Return has a total stockholder return (“TSR”) governor, which provides that the percentage of target PSUs earned will be capped at 100% if TSR for the three-year performance period is negative. The MDC Committee believes that the TSR governor further enhances the alignment of interests between the NEOs and our stockholders.
The number of target PSUs granted is based on the closing price of our common stock on the immediately preceding trading day prior to the date of grant. The target value of the PSUs granted for 2025 increased due to the increased percentage of PSUs (up to 60%) as part of the NEOs’ total equity. The following table summarizes the target value and number of PSUs granted to the NEOs as part of their total equity incentive awards for 2025.
	Target PSUs
NEO	($)	(#)
David L. Finkelstein	5,280,000	229,465
Serena Wolfe	1,575,000	68,448
Steven F. Campbell	1,800,000	78,226
Anthony C. Green(1)	1,395,000	60,625

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026. Following his departure from the Company, Mr. Green will continue to vest in his outstanding PSUs in accordance with the retirement provisions in the applicable award agreements.

At the end of the performance period, the MDC Committee will evaluate our actual performance against the rigorous targets it set at the start of the performance period (which, for Relative Tangible Economic Return, includes requiring above median peer performance) and determine payouts using the formula set forth below.
Performance Metric(1)	Metric Weight	Performance	Percent of Target PSUs Earned
Relative Tangible Economic Return(2)	50%	<25th Percentile	0%
		25th Percentile (threshold)	50%
		55th Percentile (target)(3)	100%
		75th Percentile (above target)(3)	125%
		>90th Percentile (maximum)(3)	150%
Average EAD Return on Equity(4)	50%	<11.00%	0%
		11.00% (threshold)	50%
		12.00% (target)	100%
		13.00% (above target)	125%
		14.00% (maximum)	150%

(1)
For performance results between the achievement levels specified for each performance goal above threshold levels, the number of PSUs for that portion of the award shall be determined by interpolating results on a straight-line basis.

(2)
“Tangible Economic Return” or “Absolute Tangible Economic Return” means the Company’s change in tangible book value (calculated by summing common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit less intangible assets) plus common dividends declared divided by the prior period’s tangible book value. “Relative Tangible Economic Return” is defined as the Company’s quartile ranking for the three-year performance period against the Performance Peer Group ranked by Absolute Tangible Economic Return results, with assessment against peers weighted based on the Company’s annual average capital allocation between agency and credit investments throughout the three-year performance period.

46 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
(3)
The percentage of applicable target PSUs earned is capped at 100% for this performance metric if Total Stockholder Return for the three-year performance period is negative. “Total Stockholder Return” means the Company’s change in our common stock price plus common dividends declared divided by the prior period’s common stock price. Share price for the beginning of the performance period is calculated as the average of the NYSE closing prices of the Company’s common stock on the last 15 trading days ending on the first day of the performance period. Share price for the end of the performance period is calculated as the average of the NYSE closing prices of the Company’s common stock on the last 15 trading days ending on the last day of the performance period.

(4)
“Average EAD Return on Equity” means the average of the EAD Return on Equity for the 12 fiscal quarters during the three-year performance period expressed as an annualized average. “EAD Return on Equity” means, for a fiscal quarter, the Company’s “EAD return on average equity (excluding PAA)” (defined as EAD (excluding PAA) over average stockholders’ equity for the quarter), as reported in the Company’s Form 10-Q or Form 10-K for the quarter or the respective earnings release. The Company’s EAD measures are non-GAAP measures; see Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

For the PSU awards granted in early 2026 for performance in 2025, the MDC Committee further increased the Average EAD Return on Equity achievement levels to enhance the overall rigor of the program.
PAYOUT OF PSU AWARDS GRANTED IN 2023
In early 2023, the MDC Committee granted target PSUs to the NEOs as part of their total annual incentive compensation for 2022. The payout of these PSUs was determined following the end of the performance period (January 1, 2023 — December 31, 2025) based on the achievement of performance targets established by the MDC Committee at the beginning of the performance period as set forth below.
Performance Metric(1)	Metric Weight	Performance	Percent of Target PSUs Earned
Relative Tangible Economic Return(2)	50%	<25th Percentile	0%
		25th Percentile (threshold)	50%
		55th Percentile (target)(3)	100%
		75th Percentile (above target)(3)	125%
		>90th Percentile (maximum)(3)	150%
Average EAD Return on Equity(4)	50%	<9.00%	0%
		9.00% (threshold)	50%
		9.50% (target)	100%
		10.00% (above target)	125%
		10.75% (maximum)	150%

(1)
For the performance results between the achievement levels specified for each performance goal above threshold levels, the number of PSUs for that portion of the award was determined by interpolating results on a straight-line basis. Performance metrics for the PSU awards granted in 2023 have the same meanings for purposes of the PSUs granted in February 2026 for performance in 2025 (see “2025 Annual Equity Incentives — Grant of PSUs” above).

(2)
“Tangible Economic Return” or “Absolute Tangible Economic Return” means the Company’s change in tangible book value (calculated by summing common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit less intangible assets) plus common dividends declared divided by the prior period’s tangible book value. “Relative Tangible Economic Return” is defined as the Company’s quartile ranking for the three-year performance period against the Performance Peer Group ranked by Absolute Tangible Economic Return results, with assessment against peers weighted based on the Company’s annual average capital allocation between agency and credit investments throughout the three-year performance period.

(3)
The percentage of applicable target PSUs earned for the Relative Tangible Economic Return performance metric is capped at 100% if Total Stockholder Return for the three-year performance period is negative. “Total Stockholder Return” for the PSU awards granted in 2023 have the same meanings for purposes of the PSUs granted in February 2026 for performance in 2025 (see “2025 Annual Equity Incentives — Grant of PSUs” above).

(4)
The Company’s EAD measures are non-GAAP measures; see Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 47

COMPENSATION DISCUSSION AND ANALYSIS
Following the end of the performance period, the MDC Committee determined that the Company had achieved:
(1) Relative Tangible Economic Return in the 100th percentile and Total Stockholder Return of 58.35%, resulting in achievement of 150% of the target PSUs tied to such metric; and
(2) Average EAD Return on Equity of 13.85%, resulting in achievement of 150% of the target PSUs tied to such metric.
Given the fact that these two performance metrics were equally-weighted, the overall achievement resulted in a blended multiplier of 150% of target and a final payout, including related dividend equivalents, as set forth below:
NEO	Target PSUs (#)	Dividend Equivalents (#)	Multiplier (%)	PSUs Vested (#)
David L. Finkelstein	145,500	71,696	150%	325,797
Serena Wolfe	37,109	18,294	150%	83,106
Steven F. Campbell	38,098	18,780	150%	85,319
Anthony C. Green(1)	37,109	18,294	150%	83,106

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026. Following his departure from the Company, Mr. Green will continue to vest in his outstanding PSUs in accordance with the retirement provisions in the applicable award agreements.

DIVIDEND EQUIVALENTS ON RSU AND PSU AWARDS
Awards of RSUs and PSUs will accrue dividend equivalents (as additional stock units) as if the awards were outstanding shares of our common stock, but the dividend equivalents will be paid only if and to the extent the underlying award becomes earned and vested. As an mREIT, dividends are a key component of our TSR. The MDC Committee believes that allowing dividend equivalents to accrue on outstanding awards and reinvesting them in additional stock units will further focus the NEOs on achieving our financial performance goals and returning earnings to stockholders through dividends.
OTHER COMPENSATION
We provide limited personal benefits to our NEOs, including excess liability insurance, access to concierge health services and personal event tickets. The aggregate incremental cost to us for these personal benefits is less than $10,000 for each NEO.
SEVERANCE ARRANGEMENTS
The NEOs (other than the Company’s former Chief Corporate Officer and Chief Legal Officer, Mr. Green) are eligible to participate in an Executive Severance Plan, which provides benefits upon a participant’s involuntary termination of employment by the Company without “cause” (as defined in the plan) based on the participant’s title, base salary and average or target cash bonus (depending on the year of termination). The MDC Committee believes that providing appropriate, market-competitive severance benefits helps us attract and retain highly qualified executives by mitigating the risks associated with leaving a prior employer to join the Company and by providing income continuity following an unexpected termination of employment by the Company without cause. The Executive Severance Plan does not provide any benefits upon a participant’s retirement or voluntary resignation from the Company, any benefits that are triggered in whole or in part solely by a change in control of the Company or any tax gross-ups on change in control-related excise taxes (or otherwise).
The Executive Severance Plan is more fully described under “Potential Payments Upon Termination or Change in Control” below and Mr. Green’s retirement benefits are more fully described under “Retirement of Former Chief Corporate Officer and Chief Legal Officer” below.
4.
Executive Compensation Policies

STOCK OWNERSHIP GUIDELINES
Position	Annaly Ownership Guideline
Chief Executive Officer	6x base salary
All Other Executive Officers	3x base salary

48 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
We believe that stock ownership guidelines further align the interests of our executive officers with those of our stockholders by promoting a long-term focus and long-term share ownership. All executive officers are subject to robust stock ownership guidelines expressed as a multiple of their base salary. Shares counting toward the guideline include common stock held and unvested RSUs. Unvested PSUs do not count toward the stock ownership guidelines. As of the date of this Proxy Statement, all of the executive officers had met their stock ownership guidelines.
Stock Retention
Executive officers are required to hold shares received under awards (after taxes) until the later of (i) one year after the shares were acquired upon exercise or vesting or (ii) the date that their applicable stock ownership guidelines are met.
CLAWBACK POLICIES
The Company maintains two clawback policies — one that applies on a no-fault basis if the Company is required to prepare an accounting restatement and covers incentive-based compensation as required by applicable listing standards, and one that applies if an executive officer engages in certain “detrimental conduct” that does not result in an accounting restatement and applies to not only cash incentive compensation and performance-based equity awards, but also time-based equity awards. Pursuant to our policies, if we are required to restate our financial statements because of material non-compliance with financial reporting requirements under federal securities laws, we will seek recovery of excess covered compensation received by executives over the three fiscal years preceding the restatement. In addition, we may seek to recoup covered compensation following the MDC Committee’s determination that an executive officer has engaged in certain “detrimental conduct,” including breach of a fiduciary duty, willful misconduct or gross negligence in connection with their employment, illegal activity, an intentional violation of Company policies or conduct otherwise injurious to the Company or our reputation, character or standing.
PROHIBITION ON HEDGING COMPANY SECURITIES
Directors, executive officers and employees are prohibited from engaging in any hedging transactions with respect to Company securities held by them, including shares acquired in open market transactions or through our equity compensation program. Such prohibited transactions include the purchase of any financial instrument (including forward contracts and zero cost collars) designed to hedge or offset any decrease in the market value of Company securities.
PROHIBITION ON PLEDGING COMPANY SECURITIES
The Company has a policy prohibiting Directors, executive officers and employees from holding Company securities in a margin account or pledging Company securities as collateral for a loan.
EQUITY AWARD GRANT PRACTICES
Equity awards are discretionary and are generally granted to our NEOs early in a given year for performance in the prior year. In certain circumstances, including the hiring or promotion of an NEO, the MDC Committee may approve grants to be effective at other times. The Company does not currently grant stock options to its employees. The MDC Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES
The MDC Committee is responsible for reviewing our compensation policies and practices to assess whether they could lead to excessive risk taking, the way any compensation-related risks are monitored and mitigated and any adjustments necessary to address changes in the Company’s risk profile. The MDC Committee conducted a compensation risk assessment for 2025 with the assistance of its independent compensation consultant and determined that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 49

COMPENSATION DISCUSSION AND ANALYSIS
Report of the Compensation Committee
The MDC Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the MDC Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Vicki Williams, Chair	Thomas Hamilton	Kathy Hopinkah Hannan	Manon Laroche	Eric A. Reeves

50 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table provides information concerning the compensation of our NEOs paid or awarded during the last three fiscal years. As explained in the Compensation Discussion and Analysis above, the NEOs were also awarded RSUs and PSUs as part of their total annual incentive award for 2025 performance, but because those equity awards were granted in early 2026, in accordance with SEC rules they do not appear in this year’s Summary Compensation Table; however, in order to provide a complete picture of compensation paid or awarded to NEOs for service in 2025, these awards are included in the Total Direct Compensation Table on page 36 of this Proxy Statement, which is intended to supplement the Summary Compensation Table. Please see the Compensation Discussion and Analysis above for a full discussion as to how the MDC Committee determined cash and equity awards for the NEOs linked to Company and individual performance for 2025.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(2) ($)	All Other Compensation(3) ($)	Total ($)
David L. Finkelstein Chief Executive Officer, Co-Chief Investment Officer and Director	2025	1,000,000	8,773,000	9,483,629	14,000	19,270,629
	2024	1,000,000	8,483,650	8,328,092	13,800	17,825,542
	2023	1,000,000	7,328,100	6,984,000	15,200	15,327,300
Serena Wolfe Chief Financial Officer	2025	750,000	2,653,125	2,723,184	14,000	6,140,309
	2024	750,000	2,723,200	2,348,400	11,750	5,833,350
	2023	750,000	2,348,400	1,781,232	14,250	4,893,882
Steven F. Campbell President and Chief Operating Officer	2025	750,000	3,183,750	3,078,644	14,000	7,026,394
	2024	750,000	3,078,650	2,739,800	13,800	6,582,250
	2023	750,000	2,739,800	1,828,704	15,200	5,333,704
Anthony C. Green(1) Former Chief Corporate Officer, Chief Legal Officer and Secretary	2025	750,000	2,074,106	2,286,981	14,000	5,125,087
	2024	750,000	2,287,000	2,035,280	13,800	5,086,080
	2023	750,000	2,035,300	1,781,232	15,200	4,581,732

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026.

(2)
These amounts equal the aggregate grant date fair value of stock awards, inclusive of RSUs and/or PSUs, granted during the applicable fiscal year. The grant date fair value of RSUs was determined based on the closing price of the Company’s common stock prior to the grant date, which was $20.41. The grant date fair value of PSUs with performance conditions was determined based on the closing price of the Company’s common stock prior to the grant date assuming that the PSUs would become earned at target, which was determined to be the probable outcome as of the grant date, excluding the effect of estimated forfeitures. Assuming the maximum level of performance, the grant date fair value of the stock awards granted during 2025 would be:

Name	Grant Date Fair Value
David L. Finkelstein	$11,560,641
Serena Wolfe	$3,319,589
Steven F. Campbell	$3,752,899
Anthony C. Green	$2,787,836
For more information about the assumptions used for determining the grant date fair value of the NEOs’ equity awards, see Note 14, “Long-Term Stock Incentive Plan,” of Notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)
Represents Company matching contributions to the Company’s 401(k) plan.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 51

EXECUTIVE COMPENSATION TABLES
Grants of Plan-Based Awards
The following table summarizes certain information regarding all plan-based awards granted to the NEOs during the year ended December 31, 2025. See “2025 Annual Equity Incentives — Grant of RSUs” and “2025 Annual Equity Incentives — Grant of PSUs” in the Compensation Discussion and Analysis above for a description of the plan-based awards.
Name	Grant Date	Type of Award	Estimated Future Payouts Under Equity Incentive Plan Awards (# of Shares of Common Stock)(2)			All Other Stock Awards: Number of Shares of Stock(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
			Threshold (#)	Target (#)	Maximum (#)
David L. Finkelstein	2/01/2025	RSU	—	—	—	232,328	4,741,814
	2/01/2025	PSU	116,164	232,328	348,492	—	4,741,814
Serena Wolfe	2/01/2025	RSU	—	—	—	66,712	1,361,592
	2/01/2025	PSU	33,356	66,712	100,068	—	1,361,592
Steven F. Campbell	2/01/2025	RSU	—	—	—	75,420	1,539,322
	2/01/2025	PSU	37,710	75,420	113,130	—	1,539,322
Anthony C. Green(1)	2/01/2025	RSU	—	—	—	56,026	1,143,491
	2/01/2025	PSU	28,013	56,026	84,039	—	1,143,491

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026.

(2)
Amounts represent the number of shares to be earned at threshold, target and maximum performance (before dividend equivalents) for the PSUs granted in early 2025 based on 2024 performance. For additional details about these PSUs, see “2024 Annual Incentives — Grant of PSUs” in the Compensation Discussion and Analysis included in the Company’s proxy statement filed in April 2025.

(3)
Amounts represent the number of RSUs granted in early 2025 based on 2024 performance. For additional details about these RSUs, see “2024 Annual Incentives — Grant of RSUs” in the Compensation Discussion and Analysis included in the Company’s proxy statement filed in April 2025.

(4)
See Footnote 2 to the Summary Compensation Table for additional information on how the grant date fair value for these awards was determined.

52 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the value and number of shares underlying the outstanding equity awards held by the NEOs as of December 31, 2025. All market or payout values in the table shown for stock awards are based on the closing price of the Company’s common stock on December 31, 2025 of $22.36 per share.
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David L. Finkelstein	2/1/2023	70,262	1,571,058	—	—
	2/1/2024	179,012	4,002,708	—	—
	2/1/2024	—	—	402,785	9,006,261
	2/1/2025	257,143	5,749,717	—	—
	2/1/2025	—	—	385,716	8,624,610
Serena Wolfe	2/1/2023	17,924	400,781	—	—
	2/1/2024	50,479	1,128,710	—	—
	2/1/2024	—	—	113,586	2,539,783
	2/1/2025	73,839	1,651,040	—	—
	2/1/2025	—	—	110,760	2,476,594
Steven F. Campbell	2/1/2023	18,399	411,402	—	—
	2/1/2024	58,892	1,316,825	—	—
	2/1/2024	—	—	132,516	2,963,058
	2/1/2025	83,476	1,866,523	—	—
	2/1/2025	—	—	125,214	2,799,785
Anthony C. Green(1)	2/1/2023	17,924	400,781	—	—
	2/1/2024	43,748	978,205	—	—
	2/1/2024	—	—	98,442	2,201,163
	2/1/2025	62,010	1,386,544	—	—
	2/1/2025	—	—	93,020	2,079,916

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026. The treatment of Mr. Green’s outstanding equity awards are more fully described under “Retirement of Former Chief Corporate Officer and Chief Legal Officer” below.

(2)
Represents the aggregate number of RSUs (including additional RSUs accrued as dividend equivalents), which vest in equal installments over three years starting on the first anniversary of the grant date, generally subject to continued employment, as set forth below:

Grant Date	Remaining Vesting Date(s)
2/1/2023	February 1, 2026
2/2/2024	February 1, 2026 and 2027
2/1/2025	February 1, 2026, 2027 and 2028

(3)
Based on the performance through the end of 2025, the number of PSUs shown in the table assumes maximum (150%) payouts for 2024 and 2025 PSU grants and includes additional PSUs accrued as dividend equivalents. The PSUs are subject to cliff vesting following the end of the three-year performance period and are generally subject to continued employment through the applicable vesting date.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 53

EXECUTIVE COMPENSATION TABLES
Stock Vested in 2025
The following table sets forth certain information with respect to our NEOs regarding stock vested during the year ended December 31, 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)
David L. Finkelstein	528,878	11,429,704
Serena Wolfe	128,120	2,776,986
Steven F. Campbell	142,982	3,084,635
Anthony C. Green(1)	134,097	2,898,976

(1)
Effective January 1, 2026, Mr. Green retired as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary and transitioned to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026.

(2)
Reflects previously granted RSU awards vesting during the fiscal year and related earned dividends (before any taxes were withheld).

(3)
Reflects fair value of vested shares using closing price of our common stock on the applicable date of vesting (before any taxes were withheld). Certain awards that vested during 2025 may be paid during 2026, when performance results were certified or as the result of certain payment delays required by U.S. tax laws.

Pension Benefits and Nonqualified Deferred Compensation
We did not provide the NEOs with any benefits pursuant to defined benefit plans and nonqualified deferred compensation plans during 2025. Our only retirement plan in which the NEOs were eligible to participate is the 401(k) Plan, which is a tax-qualified defined contribution retirement plan that is generally available to all employees on a non-discriminatory basis, and includes an opportunity to receive employer matching contributions up to 4% of eligible pay in 2025 (subject to limits set forth in the Internal Revenue Code). Such matching contributions are immediately vested.
Potential Payments Upon Termination or Change in Control
EXECUTIVE SEVERANCE PLAN
The NEOs (other than the Company’s former Chief Corporate Officer and Chief Legal Officer, Mr. Green) are eligible to participate in an Executive Severance Plan, which provides benefits upon a participant’s involuntary termination of employment by the Company without “cause” (as such term is defined therein) (other than by reason of death or disability), subject to the participant’s execution of a general release of claims in favor of the Company and its affiliates. Severance benefits are payable in a lump sum and are calculated based on the participant’s title, base salary and average or target cash bonus (depending on the year of termination), as described below. “Cause” generally means any of the following: (i) the commission of an act of fraud or dishonesty in the course of employment; (ii) a conviction or plea of no contest to a felony or crime of comparable magnitude under applicable law; (iii) a failure to perform job duties where such failure is materially injurious to the Company and its affiliates, or to the business interests or reputation of the Company and its affiliates; (iv) a material breach of any written policy applicable to the NEO including, but not limited to, the Company’s Code of Conduct; or (v) a material breach of any employment-related covenants under any agreement with the Company or an affiliate.
If the CEO had an involuntary termination of employment without cause, the CEO would be eligible to receive severance benefits in an amount equal to the sum of (i) 1.5 times the CEO’s annual base salary and (ii) 1.5 times the CEO’s target cash bonus for the plan year in which the involuntary termination of employment occurs.
If any other NEO participating in the Executive Severance Plan had an involuntary termination of employment without cause, the other NEO would be eligible to receive severance benefits in an amount equal to the sum of (i) 1.25 times the other NEO’s annual base salary and (ii) 1.25 times the other NEO’s target cash bonus for the plan year in which the involuntary termination of employment occurs.
In addition, a participant who experiences an involuntary termination of employment without cause after March 31st of a calendar year will be eligible to receive a prorated cash bonus payment based on the amount of the participant’s cash bonus earned for the prior year (subject to the Company’s discretion to adjust the cash bonus amount for performance in the current year).
The Executive Severance Plan provides that severance may be recovered if the Company determines within three years after a participant’s separation date that they engaged in conduct that constitutes “Detrimental Conduct” under our Misconduct Clawback Policy. For additional information, see “Clawback Policies” in the Compensation Discussion and Analysis above.

54 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
RETIREMENT OF FORMER CHIEF CORPORATE OFFICER AND CHIEF LEGAL OFFICER
On December 29, 2025, Mr. Green and the Company entered into a retirement and transition agreement to reflect his retirement as the Company’s Chief Corporate Officer, Chief Legal Officer and Secretary effective January 1, 2026 and his transition to the role of Senior Advisor to the Company, in which capacity he served through March 31, 2026. Under the retirement and transition agreement, Mr. Green was entitled to receive his 2025 base salary during his service as Senior Advisor and remained eligible for his 2025 annual cash and equity incentive awards, which were paid in early 2026, based on actual 2025 performance results. In consideration for certain customary covenants, including supporting the transition of his role and a general release of claims in favor of the Company, Mr. Green is eligible to continue vesting in his outstanding equity awards in accordance with the retirement provisions in the applicable award agreements, subject to certain modifications. Those modifications include the reduction of the six-month notice of retirement period set forth in the award agreements to allow Mr. Green to retire as Senior Advisor to the Company on March 31, 2026, and the elimination or replacement of restrictive covenants set forth in the award agreements relating to comparable post-employment work and non-solicitation. Pursuant to the retirement and transition agreement, subject to Mr. Green’s execution of a supplemental release of claims in favor of the Company, the Company also provided Mr. Green with a lump-sum cash retirement payment of $187,500, representing the additional base salary he would have received if he had remained employed by the Company for the full six-month retirement notice period, and a lump-sum cash payment of $43,546, representing certain costs of continued health insurance coverage under COBRA through September 30, 2026.
TERMINATION AND CHANGE IN CONTROL TREATMENT FOR RSU AND PSU AWARDS
Award agreements for RSUs and PSUs granted to the NEOs under the Company’s 2020 Equity Incentive Plan address vesting treatment upon termination of employment or “change in control” (as defined under the 2020 Equity Incentive Plan), as summarized below.
Event	RSUs	PSUs
Death	Immediate full vesting of all unvested RSUs	Immediate vesting at target, prorated for portion of performance period worked
Disability	Immediate full vesting of all unvested RSUs	Continued vesting per schedule based on actual performance results, prorated for portion of performance period worked
Qualifying Termination(1)	Continued vesting per schedule of all unvested RSUs, subject to release of claims and compliance with post-employment covenants	Continued vesting per schedule based on actual performance results (not prorated), subject to release of claims and compliance with post-employment covenants
Involuntary Termination in Connection with a Change in Control(2)	Immediate full vesting of all unvested RSUs	Immediate full vesting of all unvested PSUs, with performance based on the greater target or actual performance (measured at the last fiscal quarter-end preceding the change in control)

(1)
A “Qualifying Termination” means a termination by the Company without “cause” (as defined in the award agreements) other than within two years after a change in control or, for awards granted in 2023 and later, a termination that qualifies as “retirement.” For this purpose, “retirement” means a termination of employment (absent “cause”) in which the NEO provides at least six months’ advanced notice, is at least age 50, and has a combined age and years of service of at least 65. As of the end of the last fiscal year, only Anthony C. Green, who has since retired from the Company, and David L. Finkelstein met the combined age and service requirements for retirement.

(2)
An “Involuntary Termination in Connection with a Change in Control” means a termination by the Company without “cause” or a termination by the NEO for “good reason” (as those terms are defined in the award agreements), in either case that occurs within two years after a change in control. Per the Company’s 2020 Equity Incentive Plan, if awards are not assumed or replaced in connection with a change in control, the awards will vest in full upon the close of the change in control, with performance for PSUs based on the greater of target or actual performance (measured at the last fiscal quarter-end preceding the change in control).

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EXECUTIVE COMPENSATION TABLES
QUANTIFICATION OF TERMINATION PAYMENTS
The tables below show potential payments that would have been made to Ms. Wolfe and Messrs. Finkelstein and Campbell under the Executive Severance Plan and outstanding RSU and PSU award agreements as described above, in each case assuming employment had terminated at the close of business on the last day of the last fiscal year under the listed scenarios. For RSUs and PSUs, the amounts include the value of the underlying shares as of the last day of the last fiscal year for any accelerated vesting or for any portion of the award that will continue to vest following termination of employment, based on the termination scenario. As noted above, continued vesting of RSUs and PSUs is also conditioned on the NEO providing a release of claims in favor of the Company and its affiliates and complying with all applicable post-employment covenants.
The tables include only the value of the incremental amounts payable to each NEO arising from the applicable scenario and do not include the value of vested or earned, but unpaid, amounts owed to the applicable NEO as of the last day of the last fiscal year (including, for example, dividend equivalents relating to dividends declared but not paid as of such date, vested but not settled RSUs or PSUs or the employer 401(k) matches for the NEOs).
Because the payments to be made to an NEO depend on several factors, the actual amounts to be paid out upon an NEO’s termination of employment can only be determined at the time of the NEO’s separation from the Company.
Name	Potential Payments	Termination by Company Without Cause (Other than within Two Years of Change in Control) ($)	Termination by Company Without Cause (within Two Years of a Change in Control)(2) ($)	Death ($)	Disability ($)	Retirement(3) ($)	Termination by Company for Cause or Voluntary Termination by Executive (with or without Good Reason, not Retirement) ($)
David L. Finkelstein	Severance	10,800,000	10,800,000	—	—	—	—
	Bonus	8,773,000	8,773,000	—	—	—	—
	Equity Awards(1)	28,954,355	28,954,355	23,077,398	28,954,355	28,954,355	—
	Benefits	—	—	—	—	—	—
	TOTAL	48,527,355	48,527,355	23,077,398	28,954,355	28,954,355	—
Serena Wolfe	Severance	3,281,250	3,281,250	—	—	—	—
	Bonus	2,653,125	2,653,125	—	—	—	—
	Equity Awards(1)	8,196,908	8,196,908	6,524,782	8,196,908	—	—
	Benefits	—	—	—	—	—	—
	TOTAL	14,131,283	14,131,283	6,524,782	8,196,908	—	—
Steven F. Campbell	Severance	3,750,000	3,750,000	—	—	—	—
	Bonus	3,183,750	3,183,750	—	—	—	—
	Equity Awards(1)	9,357,593	9,357,593	7,436,645	9,357,593	—	—
	Benefits	—	—	—	—	—	—
	TOTAL	16,291,343	16,291,343	7,436,645	9,357,593	—	—

(1)
The value of equity awards that immediately vest or continue to vest is based on the closing price of the common stock on December 31, 2025 ($22.36 per share) and includes accrued dividend equivalents through that date. Based on the performance through the end of 2025, amounts for PSUs assume maximum (150%) payouts for 2024 and 2025 PSU grants.

(2)
“Termination by Company Without Cause (within Two Years of a Change in Control)” also includes a termination by the NEO for “good reason” within two years after a change in control, as well as payments upon a change in control if awards are not assumed or replaced by the buyer.

(3)
“Retirement” (if applicable) assumes the NEO has provided the required six months’ advance notice (if otherwise eligible for retirement). As of the end of the last fiscal year, only Anthony C. Green, who has since retired from the Company, and David L. Finkelstein met the combined age and service requirements for retirement.

56 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
Compensation Committee Interlocks and Insider Participation
During 2025, the MDC Committee was comprised solely of the following Independent Directors: Ms. Williams (Chair), Dr. Hannan, Ms. Laroche and Messrs. Hamilton and Reeves. None of them has at any time served as an officer or employee of the Company or any affiliate or has any other business relationship or affiliation with the Company, except service as a Director. No member of the MDC Committee has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2025, none of the Company’s executive officers served on the compensation committee (or other committee serving an equivalent function) of another entity whose executive officers served on the MDC Committee or Board.
CEO Pay Ratio
As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our median employee to the annual total compensation of Mr. Finkelstein, the Company’s Chief Executive Officer and Co-Chief Investment Officer. For 2025, our last completed fiscal year:
▪
the annual total compensation of our median employee was $300,000, and

▪
the annual total compensation of the CEO as reported in the Summary Compensation Table included in this Proxy Statement was $19,270,629.

Based on this information, for 2025, the CEO’s annual total compensation was 64 times that of the annual total compensation of our median employee.
We took the following steps to identify our median employee, as well as to determine the annual total compensation of our median employee and our CEO.
The required CEO pay ratio information reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from us, are likely not comparable to our SEC-required or supplemental CEO pay ratios.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 57

PAY FOR PERFORMANCE DISCLOSURES
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The following table sets forth the compensation for our Principal Executive Officer (the “PEO”) and the average compensation for our other NEOs (the “Non-PEO NEOs”), both as reported in the Summary Compensation Table on page 51 of this Proxy Statement and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC’s pay versus performance disclosure rules, for the past five fiscal years. The following table also provides information on our cumulative TSR, the cumulative TSR of our peer group, Net Income and Tangible Economic Return. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investments Based on:		GAAP Net Income ($000s)(7) ($)	Tangible Economic Return(8) (%)
	($)	($)			TSR(5) ($)	Peer Group TSR(6) ($)
2025(9)	19,270,629	29,350,853	6,097,263	8,877,267	127.93	121.83	2,051,690	20.2
2024	17,825,542	21,381,925	5,833,893	6,788,368	91.46	102.70	1,011,768	11.9
2023	15,327,300	16,790,236	4,936,439	5,299,208	84.73	96.85	(1,638,457)	6.1
2022	14,323,682	11,087,169	5,420,097	4,916,762	80.79	83.07	1,726,420	(23.7)
2021	9,138,764	9,511,494	3,882,162	4,027,576	102.51	116.69	2,396,280	0.1

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Finkelstein for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Finkelstein, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Finkelstein during the applicable year. The Company does not sponsor any defined benefit or pension plans, so pension benefit adjustments have not been reflected. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Finkelstein’s total compensation in the most recent fiscal year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total ($)	Reported Value of Equity Awards(a) ($)	Adjusted Equity Value(b) ($)	Compensation Actually Paid ($)
2025	19,270,629	(9,483,629)	19,563,853	29,350,853

(a)
The reported value of equity awards represents the amount reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)
The adjusted equity value for each applicable year includes the addition (or subtraction, as applicable) of the following:

(i)
the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)
for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;

(iv)
for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

(v)
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)
the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The valuation assumptions used to calculate fair values for the equity values set forth in the table below did not materially differ from those disclosed at the time of grant.
The amounts deducted or added in calculating the adjusted equity value are as follows:

58 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PAY FOR PERFORMANCE DISCLOSURES
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	11,499,457	(3,698,196)	—	7,297,478	—	4,465,114	19,563,853

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s Non-PEO NEOs, which include the Company’s NEOs as a group (excluding Mr. Finkelstein), in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs in each applicable year are as follows:

(i)
for 2025, 2024 and 2023, Serena Wolfe, Steven F. Campbell and Anthony C. Green;

(ii)
for 2022, Serena Wolfe, Steven F. Campbell, Anthony C. Green, Ilker Ertas and Timothy P. Coffey; and

(iii)
for 2021, Serena Wolfe, Anthony C. Green, Ilker Ertas and Timothy P. Coffey.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K.

The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Company’s Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the most recent fiscal year to determine the compensation actually paid, using the same methodology described in footnote 2 above:
Year	Average Reported Summary Compensation Table Total for Other NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Other NEOs ($)
2025	6,097,263	(2,696,270)	5,476,274	8,877,267

(a)
The amounts deducted or added in calculating the total average adjusted equity value for the most recent fiscal year are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	3,269,434	(854,381)	—	1,810,920	—	1,250,301	5,476,274

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
The amount shown as the TSR reflects what year-end cumulative value of $100 would be, including reinvestment of dividends until the last day of each reported fiscal year, for the measure periods beginning on December 31, 2020 and ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K. Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Performance Peer Group, which for purposes of this table reflects the Company’s industry sector and is the same as the Company’s peer group disclosed in the Stock Performance Graph in the Annual Report on Form 10-K Part II Item 5 for the year ended December 31, 2025.

(7)
The dollar amounts reported represent the amount of GAAP net income reflected in the Company’s audited financial statements for the applicable year.

(8)
“Tangible Economic Return” or “Absolute Tangible Economic Return” means the Company’s change in tangible book value (calculated by summing common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit less intangible assets) plus common dividends declared divided by the prior period’s tangible book value. For comparison, the Company’s Tangible Economic Return (Loss) for each of 2025, 2024, 2023, 2022 and 2021 was 20.2%, 11.9% 6.1%, (23.7%) and 0.1%, respectively. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Tangible Economic Return is the financial performance measure that represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance.

(9)
Refer to the “Compensation Discussion and Analysis — Total Direct Compensation Table” for the total direct compensation paid or awarded to each NEO for 2025, including compensation for 2025 performance that was paid or awarded by the Company in early 2026, which the MDC Committee believes best aligns with how it views executive compensation for a given performance year.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 59

PAY FOR PERFORMANCE DISCLOSURES
Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis above, our executive compensation program reflects a variable pay-for-performance philosophy. The MDC Committee believes that the metrics utilized for our incentive awards represent key measures of the Company’s financial performance and support sustained value creation for stockholders. The most important financial performance measures used by us to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
▪ Tangible Economic Return
▪ Total Stockholder Return
▪ Operating Efficiency to Equity
▪ Average EAD Return on Equity
Relationship Between Financial Performance Measures and Compensation Actually Paid
While we utilize several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance table above. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In addition, any alignment between compensation actually paid and our performance measures is impacted by the fact that we pay annual cash incentives and award annual equity incentives for a particular performance year early in the subsequent year, and compensation actually paid for a particular performance year includes annual cash incentives paid in respect of such performance year regardless of when paid, but excludes equity incentives awarded in respect of such performance year unless granted during such performance year. This timing issue was particularly amplified in 2021, as Mr. Finkelstein received a one-time equity award upon the completion of our management internalization transaction in June 2020; however, such award was considered by the MDC Committee as part of Mr. Finkelstein’s total annual incentive compensation for 2020 and essentially reduced the 2020 equity incentive award that would otherwise have been awarded to him in early 2021 for performance in the prior year. In order to present more complete information on how the MDC Committee views executive compensation for a given performance year, regardless of when paid, we annually disclose a Total Direct Compensation Table.
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

60 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PAY FOR PERFORMANCE DISCLOSURES
COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR
The graph below presents the relationship between the amount of compensation actually paid (“CAP”) to our PEO and the average amount of CAP to the Non-PEO NEOs with our cumulative TSR over the last five fiscal years. As described in the Compensation Discussion and Analysis, we utilize a TSR governor in our PSU design, which limits payout opportunity if TSR for the performance period is negative.
RELATIONSHIP BETWEEN COMPANY TSR AND PEER GROUP TSR
The graph below presents the relationship of our cumulative TSR to that of our Performance Peer Group for the last five fiscal years. The cumulative total return of the Performance Peer Group was weighted according to the respective issuer’s stock market capitalization at the beginning of the performance period. For a graph and table comparing the yearly percentage change in the Company’s cumulative TSR to that of the Performance Peer Group for the five-year period ended December 31, 2025, please refer to the Share Performance Graph included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 61

PAY FOR PERFORMANCE DISCLOSURES
COMPENSATION ACTUALLY PAID AND GAAP NET INCOME
The graph below presents the relationship between the amount of CAP to our PEO and the average amount of CAP to the Non-PEO NEOs with our GAAP net income for the last five fiscal years. While we do not use GAAP net income as a performance measure in the overall executive compensation program, we use a non-GAAP adjusted earnings-linked measure (Average EAD Return on Equity) to determine 50% of PSU award payouts. For a reconciliation of EAD to GAAP net income, please refer to the Appendix.
COMPENSATION ACTUALLY PAID AND TANGIBLE ECONOMIC RETURN
The graph below presents the relationship between the amount of CAP to our PEO and the average amount of CAP to the Non-PEO NEOs, with our Tangible Economic Return for the last five fiscal years. As described in the Compensation Discussion and Analysis, for 2025, we utilized both Relative and Absolute Tangible Economic Return to determine the annual cash incentive awards and have used Relative Economic Return to determine PSU award payout since the inception of our PSU program. While the Company uses multiple financial metrics for its annual cash incentive awards and PSU awards, Tangible Economic Return represents the most important performance measure (otherwise not required to be disclosed in the table above) used by the Company to link CAP to the NEOs for 2025 to Company performance.

62 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.
The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and stockholders are being asked to ratify this appointment at the Annual Meeting as a matter of good corporate governance. EY has served as Annaly’s independent registered public accounting firm since 2012. In appointing EY, the Audit Committee considered a number of factors, including EY’s:
▪
independence,

▪
objectivity,

▪
level of service,

▪
industry knowledge,

▪
technical expertise, and

▪
tenure as the independent auditor.

The Company expects that representatives of EY will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of EY is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent auditor at any time during the year if the Audit Committee determines that such a change would be advisable and in the best interest of the Company.

The Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 63

PROPOSAL 3
Report of the Audit Committee
The Audit Committee operates pursuant to a charter which it reviews annually, and a brief description of the Audit Committee’s primary responsibilities is included under the heading “Board Committees — Audit Committee” in this Proxy Statement. Under the Audit Committee’s charter, management is responsible for the preparation of the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal controls over financial reporting.
The Audit Committee has reviewed and discussed the Company’s 2025 audited financial statements with management and with EY, the Company’s independent auditor.
The Audit Committee has discussed with EY the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board (“PCAOB”), including the critical audit matters set forth in EY’s audit report and matters concerning EY’s independence, and the SEC. EY has also provided to the Audit Committee the written disclosures and letter required by the applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with EY their independence from the Company and management and considered whether non-audit services provided by EY to the Company are compatible with maintaining EY’s independence. In determining whether to appoint EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the Audit Committee took into consideration a number of factors, including:
▪
historical and recent performance on the Company’s audit, including service level and quality of staff and overall work;

▪
EY’s tenure, independence and objectivity;

▪
EY’s capability and expertise, including its understanding of our business and operations and overall industry knowledge;

▪
legal and regulatory considerations;

▪
data related to audit quality and performance, including recent PCAOB inspection reports on the firm;

▪
the appropriateness of EY’s fees; and

▪
the results of a management survey of EY’s overall performance.

In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
THE AUDIT COMMITTEE

Glenn A. Votek, Chair	Kathy Hopinkah Hannan	Martin Laguerre	Scott Wede

64 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROPOSAL 3
Relationship with Independent Registered Public Accounting Firm
The aggregate fees billed for 2025 and 2024 by EY for each of the following categories of services are set forth below:
Service Category	2025 ($)	2024 ($)
Audit fees(1)	3,633,500	3,340,000
Audit-related fees(2)	0	0
Tax fees(3)	271,448	402,484
All other fees(4)	1,101,000	720,000
Total(5)	5,005,948	4,462,484

(1)
Audit fees primarily relate to integrated audits of the Company’s annual consolidated financial statements and internal control over financial reporting under Sarbanes-Oxley Section 404, reviews of the Company’s quarterly consolidated financial statements, audits of the Company’s subsidiaries’ financial statements, accounting consultations and comfort letters and consents related to SEC registration statements.

(2)
Audit-related fees are primarily for assurance and related services that are traditionally performed by the independent registered public accounting firm.

(3)
Tax fees are primarily for preparation of tax returns and compliance services and tax consultations.

(4)
All other fees consist of fees related to agreed upon procedures performed in connection with securitization transactions.

(5)
EY also provides audit and tax consulting and compliance services to funds that we do not consolidate. The fees for these services are provided to and paid by the funds and therefore are not included in the above table.

The Audit Committee has adopted policies and procedures for pre-approving all non-audit services performed by the independent auditor.
The Audit Committee retained EY to provide certain non-audit services in 2025, consisting of tax compliance and consultations, all of which were pre-approved by the Audit Committee. The Audit Committee determined that the provision by EY of these non-audit services is compatible with EY maintaining its independence.
In addition to the non-audit services described above, the Audit Committee also pre-approved certain audit services, including comfort letters and consents related to SEC registration statements.
The Company understands the need for EY to maintain objectivity and independence as the auditor of our financial statements and internal control over financial reporting. In accordance with SEC rules, the Audit Committee requires the lead EY partner assigned to the Company’s audit to be rotated at least every five years, and the Audit Committee and its Chair are involved in selecting each new lead audit partner. The Audit Committee approved the hiring of EY to provide all of the services detailed above prior to such independent registered public accounting firm’s engagement. None of the services related to the Audit-Related Fees described above was approved by the Audit Committee pursuant to a waiver of pre-approval provisions set forth in applicable SEC rules.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 65

CONSIDERATION OF AN ADVISORY STOCKHOLDER PROPOSAL TO ADOPT THE RIGHT TO ACT BY WRITTEN CONSENT
John Chevedden, whose address is 2215 Nelson Avenue, Redondo Beach, California, has notified the Company of his intention to present the proposal printed below for stockholder consideration at the Annual Meeting.
The Company has printed verbatim the text of Mr. Chevedden’s proposal and his supporting statement. The proposal and supporting statement may contain assertions about our Company that we believe are incorrect, but we have not attempted to refute all such assertions. This proposal will be voted on at the Annual Meeting only if it is properly presented by or on behalf of Mr. Chevedden.
The Board unanimously recommends that stockholders vote AGAINST this stockholder proposal.
Proposal 4 — Support for Shareholder Right to Act by Written Consent
Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any discrimination or restriction based on length of stock ownership). This includes shareholder ability to initiate any appropriate topic for written consent.
Annaly Capital shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for NLY shareholders to call for a special shareholder meeting.
Delaware law considers it reasonable for 10% of shareholders to call a special meeting — yet NLY made the threshold 25% of shareholders based on all shares outstanding.
The threshold 25% of shareholders based on all NLY shares outstanding is only a token right to call for a special shareholder meeting. If NLY claims otherwise then NLY can give one example of the shareholders of any company the size of NLY or larger that have ever called for a special shareholder meeting and the meeting actually took place.
Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when NLY is underperforming.
Now could be a good time for this proposal due to the long-term underperformance of NLY stock. NLY stock was at $50 in 2017 and at only $21 in late 2025 despite a robust stock market. If NLY directors and management know that NLY shareholders can act by written consent they will have a greater incentive to perform.

66 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROPOSAL 4
Challenging news reports regarding NLY emerged in 2025 and it would be easy for shareholders to find similar news reports for 2026:
Potential regulatory changes in the housing finance sector (e.g., related to Fannie Mae and Freddie Mac) could impact future operations and add risk.
Unpredictability surrounding U.S. trade and tariff policies contributed to market uncertainty.
NLY’s business model relies on significant leverage to enhance returns on its mortgage-backed securities (MBS) portfolio, which exposes shareholders to substantial interest rate risk.
NLY’s dividend payout ratio for the high 13% yield is 127%, indicating that the dividend may be unsustainable relative to earnings. Analysts expect NLY’s share count to increase by 7% annually over the next 3-years, raising concerns about potential dilution of per-share earnings if profit growth does not keep pace.
NLY recorded a year-over-year decline in book value per share (BVPS), which was $19 as of September 30, 2025.
In Q2 2025, NLY’s actual earnings missed analyst expectations by 95%.
Please vote yes:
Support for Shareholder Right to Act by Written Consent — Proposal 4

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 67

PROPOSAL 4
Board of Directors’ Statement
The Board has carefully considered the above proposal, which is substantially similar to a stockholder proposal submitted to the Company by the same proponent and considered by stockholders at our 2025 Annual Meeting. In connection with its review of this proposal, the Board considered stockholder feedback, including the voting results from the 2025 Annual Meeting, and evaluated the proposal in light of the Company’s current governance framework. Following this review, the Board remains persuaded that the Company’s existing stockholder rights offer a more transparent, informed and equitable mechanism for stockholders to raise matters for consideration. For the reasons set forth below, our Board unanimously recommends a vote AGAINST this proposal.
Our bylaws provide all stockholders with the meaningful ability to call and act at a special meeting of stockholders to address issues that arise outside of the annual meeting cycle.
The Board believes that stockholders should have the ability to act on important matters that arise between annual meetings and supports stockholder action through mechanisms that promote transparency, informed decision-making and broad participation. One such mechanism is our special meeting right, which allows all stockholders, the Board and management to receive advance notice of proposed actions, engage in discussions regarding stockholder concerns and participate collectively in the decision-making process. All stockholders may use the special meeting right to act on any matter that may properly be considered at a meeting of stockholders, including proposing to remove directors or electing new members of the Board. The Board amended our bylaws in 2022 to lower the ownership threshold required for stockholders to call a special meeting to 25% (from a majority of outstanding shares) in an effort to further enhance our corporate governance and stockholder rights framework. This decision followed extensive engagement with stockholders, which revealed that many of the Company’s major investors favor special meeting rights over written consent rights. Feedback from our stockholders also informed the Board’s decision to set a 25% ownership threshold, which the Board believes preserves a reasonable balance between providing stockholders with a meaningful right to call a special meeting and protecting stockholders against the unnecessary waste of corporate resources and disruption associated with convening a special meeting called by a small minority of stockholders to advance a narrow special interest or agenda. Our ongoing engagement with stockholders continues to reflect strong support for special meeting rights as a means of facilitating stockholder action without the risks associated with stockholder action by written consent.
The written consent process could disenfranchise many stockholders and is a less transparent, informed and equitable process than action at a stockholder meeting.
The Board believes that matters that are so important as to require stockholder approval should be communicated in advance so that they can be properly considered and voted upon by all stockholders. This proposal would allow a subset of stockholders to approve critical actions on their own, potentially before other stockholders are aware that a vote is being solicited, and without the benefit of advance notice or a forum for collective consideration by all stockholders. Accordingly, stockholder action by written consent could be used to pursue individual agendas or significant corporate actions that are not in the best interests of all stockholders. This approach would effectively disenfranchise all of those stockholders who do not have, or are not given, the opportunity to participate in the written consent, and who may not be informed about the proposed action until after it has already been taken. Moreover, the written consent process could result in confusion and disruption, as different stockholder groups could simultaneously solicit multiple written consents regarding the same or related matters, causing uncertainty as to which actions have been validly approved. This, in turn, could impose significant administrative and financial burdens on the Company with no corresponding benefit to stockholders. The Board believes that these possible outcomes are contrary to principles of stockholder democracy, fair and accurate disclosure and good corporate governance.
The Company maintains a strong and effective corporate governance framework that demonstrates our commitment to remaining responsive and accountable to our stockholders.
We are dedicated to strong and effective corporate governance and our Board regularly assesses and refines our corporate governance policies and practices. We actively and meaningfully engage with our stockholders throughout the year to provide an open and constructive forum for stockholders to express any concerns and to allow us to better understand their priorities and perspectives and address the issues that matter most to our stockholders. Throughout 2025 and early 2026, we held 14 meetings with 11 stockholders, who collectively represent over 30% of our outstanding common stock.
In addition to our robust stockholder engagement program and the special meeting right described above, we have a number of other corporate governance measures in place that safeguard and bolster the interests of our stockholders:
▪
All directors are elected annually with a majority voting standard in uncontested elections

▪
We have separated the roles of CEO and Chair of the Board and appointed an Independent Chair of the Board

▪
We maintain strong independence on the Board, with 8 of our 9 Director nominees independent from the Company

68 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

PROPOSAL 4
▪
Our Corporate Governance Guidelines provide that Directors will not be renominated at the next annual meeting of stockholders after the earlier of 15 years of service on the Board or their 73rd birthday, absent special circumstances

▪
There are no supermajority stockholder voting requirements in the Company’s charter or bylaws

▪
We have an annual stockholder advisory vote on executive compensation

▪
The Company does not have a stockholder rights plan or poison pill

The Board believes that the Company’s strong and effective corporate governance policies and procedures enable stockholders to meaningfully act in support of their interests while avoiding the risks associated with stockholder action by written consent.
Based on the foregoing governance considerations, and after careful consideration, the Board unanimously recommends that you vote AGAINST this proposal.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 69

STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of April 13, 2026 (unless otherwise indicated) relating to the beneficial ownership, as defined in SEC rules, of our common stock by:
(i)
each NEO,

(ii)
each Director and nominee for Director,

(iii)
all executive officers and Directors as a group, and

(iv)
all persons that we know beneficially own more than 5% of our outstanding common stock.

Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security.
Knowledge of the beneficial ownership of our common stock as shown below is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2) (#)	Percent of Class(3)
NEOs
David L. Finkelstein	411,922	*
Serena Wolfe	91,406	*
Steven F. Campbell	79,933	*
Non-Employee Directors
Thomas Hamilton(4)	160,243	*
Kathy Hopinkah Hannan	45,242	*
Martin Laguerre	32,514	*
Manon Laroche	17,544	*
Eric A. Reeves	42,883	*
Glenn A. Votek	123,220	*
Scott Wede	17,544	*
Vicki Williams	48,458	*
All Executive Officers & Directors as a Group (11 People)	1,070,909	*
5% Owners
BlackRock, Inc.(5) 50 Hudson Yards New York, NY 10001	56,856,178	7.8%
The Vanguard Group, Inc.(6) 100 Vanguard Blvd. Malvern, PA 19355	49,300,019	6.7%

*
Represents beneficial ownership of less than one percent of the common stock.

(1)
To the best of the Company’s knowledge, each Director and NEO has sole voting and investment power with respect to the shares that they beneficially own.

70 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

STOCK OWNERSHIP INFORMATION
(2)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person, or such group of persons, has the right to acquire within 60 days of the date of determination. DSUs included in the above table are as follows:

Name	# DSUs
Thomas Hamilton	45,243
Kathy Hopinkah Hannan	35,707
Martin Laguerre	32,514
Manon Laroche	17,544
Name	#DSUs
Eric A. Reeves	19,918
Glenn A. Votek	35,707
Scott Wede	17,544
Vicki Williams	48,458

(3)
For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or group of persons has the right to acquire within 60 days, including DSUs, are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the class owned by such person or group of persons, but are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by any other person or group of persons.

(4)
Includes 82,500 shares owned by Cure FA Foundation, Inc.

(5)
BlackRock, Inc., as a parent holding company or control person of certain named funds (“BlackRock”), filed a Schedule 13G/A on January 24, 2024 reporting, as of December 31, 2023, beneficially owning 56,856,178 shares of common stock with the sole power to vote or to direct the vote of 53,394,823 shares of common stock and the sole power to dispose or to direct the disposition of 56,856,178 shares of common stock. This information is based solely on information contained in the Schedule 13G/A filed by BlackRock.

(6)
The Vanguard Group, Inc., as a parent holding company or control person of certain named funds (“Vanguard”), filed a Schedule 13G/A on February 13, 2024 reporting, as of December 29, 2023, beneficially owning 49,300,019 shares of common stock with the shared power to vote or to direct the vote of 326,988 shares of common stock, the sole power to dispose or to direct the disposition of 48,205,249 shares of common stock and the shared power to dispose or to direct the disposition of 1,094,770 shares of common stock. This information is based solely on information contained in the Schedule 13G/A filed by Vanguard.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 71

OTHER INFORMATION
Where You Can Find More Information
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.
Annaly’s website is www.annaly.com. We make available on this website under “Investors — SEC Filings,” free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, as well as proxy statements and other information filed with or furnished to the SEC as soon as reasonably practicable after such materials are electronically submitted to the SEC.
Additionally, upon written request, the Company will provide without charge to each record or beneficial holder of the Company’s common stock as of the close of business on the Record Date (April 13, 2026) a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC. You should address your request to:

Investor Relations Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036	or email your request to: investor@annaly.com
Stockholder Proposals and Nominations
Any stockholder intending to propose a matter for consideration at the Company’s 2027 Annual Meeting and have the proposal included in the Company’s proxy statement and form of proxy for such meeting must, in addition to otherwise complying with the applicable laws and regulations governing submissions of such proposals (Rule 14a-8 of the Exchange Act), submit the proposal in writing no later than December 29, 2026, in order to be timely.
Pursuant to the Company’s current bylaws, any stockholder intending to nominate a Director or present a proposal at an annual meeting of stockholders that is not intended to be included in the proxy statement for such annual meeting must provide, in addition to otherwise complying with the current bylaws and applicable law, written notification not later than 5:00 p.m. (Eastern Time) on the date that is 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor earlier than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at the 2027 Annual Meeting must provide written notification of such proposal by 5:00 p.m. (Eastern Time) on December 29, 2026, but in no event earlier than November 29, 2026, assuming that the 2027 Annual Meeting is held on schedule.
Any such nomination or proposal should be sent to:

Audrey K. Susanin Deputy General Counsel, Chief Compliance Officer & Assistant Secretary Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036
and, to the extent applicable, must include the information required by the Company’s current bylaws.

72 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

OTHER INFORMATION
Other Matters
As of the date of this Proxy Statement, the Board does not know of any matter that will be presented for consideration at the Annual Meeting other than as described in the Notice of Annual Meeting and this Proxy Statement.
Questions and Answers about the Annual Meeting
Q	When and where is the Annual Meeting?
A
The Annual Meeting will be held on June 10, 2026, at 9:00 a.m. (Eastern Time) online at
www.virtualshareholdermeeting.com/NLY2026
If you plan to attend the Annual Meeting online, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials.

Date and Time	June 10, 2026 9:00 a.m. (Eastern Time)
Virtual Meeting	www.virtualshareholder meeting.com/NLY2026

Q	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
A
The SEC’s “Notice and Access” rules permit the Company to furnish proxy materials, including this Proxy Statement and the Annual Report, to stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice, which will be mailed to stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of the Company’s proxy materials, you should follow the instructions for requesting such materials printed on the Notice.

Q	Can I vote my shares by filling out and returning the Notice?
A
No. The Notice identifies the items to be considered and voted on at the Annual Meeting, but you cannot authorize a proxy to vote your shares by marking the Notice and returning it. The Notice provides instructions on how to authorize your proxy via the Internet or by telephone or how to vote at the Annual Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the internet, by telephone or by returning a signed paper proxy card.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 73

OTHER INFORMATION
Q	How can I vote my shares?
A
You may vote online during the Annual Meeting prior to the closing of the polls at www.virtualshareholder meeting.com/NLY2026, or by proxy via Internet (www.proxyvote.com), telephone (1-800-690-6903) or by completing and returning your proxy card. The Company recommends that you authorize a proxy to vote even if you plan to virtually attend the Annual Meeting as you can always change your vote online during the Annual Meeting. You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m. (Eastern Time) June 9, 2026, the day before the Annual Meeting.

Your vote is very important. Please exercise your right to vote.
Vote Before the Meeting				Vote During the Meeting
Internet	Mobile Device	Phone	Mail	Attend the Meeting
Online at www.proxyvote.com	Scan the QR code to visit www.proxyvote.com	Call toll-free 24/7 1-800-690-6903	Complete & return your proxy card	Online at www.virtualshareholder meeting.com/NLY2026
If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares with regard to non-routine matters unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.
Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, it should be received prior to 11:59 p.m. (Eastern Time) June 9, 2026, the day before the Annual Meeting. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board.
Q	What quorum is required for the Annual Meeting?
A
A quorum will be present at the Annual Meeting if stockholders entitled to cast a majority of all the votes entitled to be cast on any matter are present, in person or by proxy. At the close of business on the Record Date there were 732,480,706 outstanding shares of the Company’s common stock, each entitled to one vote per share. Abstentions and “broker non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the Company expects that the Annual Meeting will be adjourned to solicit additional proxies.

74 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

OTHER INFORMATION
Q	What are the voting requirements that apply to the proposals discussed in this Proxy Statement?
A
Proposal		Vote Required	Discretionary Voting Allowed	Effect of Abstentions	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors listed herein	Majority of votes cast	No	No effect	No effect	FOR each Director nominee
2	Advisory approval of executive compensation	Majority of votes cast	No	No effect	No effect	FOR
3	Ratification of the appointment of Ernst & Young LLP	Majority of votes cast	Yes	No effect	N/A	FOR
4	Consideration of an advisory stockholder proposal to adopt the right to act by written consent	Majority of votes cast	No	No effect	No effect	AGAINST
“Majority of votes cast” means:
(a)
with regard to an uncontested election of Directors, the affirmative vote of a majority of total votes cast for and against the election of each Director nominee; and

(b)
with regard to the advisory approval of executive compensation, the ratification of the appointment of EY and the advisory stockholder proposal, the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting.

“Discretionary voting” occurs when a bank, broker or other holder of record does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal as to which the rules of the NYSE permit such bank, broker or other holder of record to vote (“routine matters”). When banks, brokers and other holders of record are not permitted under the NYSE rules to vote the beneficial owner’s shares on a proposal (“non-routine matters”), if you do not provide voting instructions, your shares will not be voted on such proposal. If a bank, broker or other holder of record exercises its discretionary voting power on any routine matter, at a meeting, its execution on all non-routine matters is referred to as a “broker non-vote.”
For each of the proposals above, you can vote or authorize a proxy to vote “FOR,” “AGAINST” or “ABSTAIN.”
Abstentions will have no effect on Proposal 1, Proposal 2, Proposal 3 or Proposal 4. “Broker non-votes,” if any, will have no effect on Proposal 1, Proposal 2 or Proposal 4. As it is a routine matter and discretionary voting is allowed, “broker non-votes” are not applicable to Proposal 3.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 75

OTHER INFORMATION
Q	How will my shares be voted if I do not specify how they should be voted?
A
▪
PROPOSAL 1: FOR the election of each Director nominee listed herein

▪
PROPOSAL 2: FOR the approval, on a non-binding and advisory basis, of the Company’s executive compensation as described in this Proxy Statement

▪
PROPOSAL 3: FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

▪
PROPOSAL 4: AGAINST the consideration of an advisory stockholder proposal to adopt the right to act by written consent

Q	What do I do if I want to change my vote?
A
You may revoke a proxy at any time before it is exercised by filing a duly executed revocation of proxy, by:
▪
submitting a duly executed proxy with a later date,

▪
using the phone or online voting procedures, or

▪
by participating in the Annual Meeting via live webcast and voting online during the Annual Meeting prior to the closing of the polls.

You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Virtual attendance at the Annual Meeting without voting online will not itself revoke a proxy.

Q	How will voting on any other business be conducted?
A
Other than the four proposals described in this Proxy Statement, the Company knows of no other business to be considered at the Annual Meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes David L. Finkelstein, Chief Executive Officer and Co-Chief Investment Officer, and Audrey K. Susanin, Deputy General Counsel, Chief Compliance Officer and Assistant Secretary, or either of them acting alone, with full power of substitution in each, to vote on those matters in their discretion.

Q	Who will count the vote?
A	Representatives of American Election Services, LLC, the independent inspector of elections, will count the votes.
Q	How can I attend the Annual Meeting?
A	All stockholders of record as of the close of business on the Record Date can attend the Annual Meeting online at www.virtualshareholdermeeting.com/NLY2026.

An audio broadcast of the Annual Meeting will also be available to stockholders by telephone toll-free at 1-888-450-5216 in the United States or 1-929-209-7680 from outside the United States, and requesting the Annaly Capital Management Annual Meeting.
Please note that listening to the telephonic audio broadcast will not be deemed to be attending the Annual Meeting, and you cannot vote from such audio broadcast.
If you plan to attend the Annual Meeting online or listen to the telephonic audio broadcast, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. Online check-in will begin at 8:30 a.m. (Eastern Time), and you should allow ample time for online check-in procedures.

76 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

OTHER INFORMATION
Q	Will I be able to ask questions and participate in the Annual Meeting?
A
The virtual Annual Meeting will be available to stockholders across the globe via any Internet-connected device and includes providing opportunities to vote and ask questions. The Company will respond to as many inquiries that are pertinent to the Company at the Annual Meeting as time allows. Questions that are substantially similar may be grouped and answered once to avoid repetition. Additional information regarding the rules and procedures for participating in the Annual Meeting will be provided in our rules of conduct for the Annual Meeting.

Q	What is the pre-meeting forum and how can I access it?
A
One of the benefits of the online Annual Meeting format is that it allows the Company to communicate more effectively with our stockholders via a pre-meeting forum that you can access by visiting www.proxyvote.com. Through use of the pre-meeting forum, stockholders can submit questions in advance of the Annual Meeting and view copies of the Company’s proxy materials. The Company will respond to as many inquiries that are pertinent to the Company at the Annual Meeting as time allows.

Q	Why is the Company holding the Annual Meeting online?
A
We believe that the virtual meeting format allows enhanced participation of, and interaction with, our global stockholder base. Virtual meetings also reduce costs for both the Company and our stockholders.

Q	What if I have difficulties accessing the pre-meeting forum or locating my 16-digit control number prior to the day of the Annual Meeting on June 10, 2026?
A
Prior to the day of the Annual Meeting on June 10, 2026, if you need assistance with your 16-digit control number and you hold your shares in your own name, please call toll-free 1-844-983-0876 in the United States or 1-303-562-9303 from outside the United States. If you hold your shares in the name of a bank or brokerage firm, you will need to contact your bank or brokerage firm for assistance with your 16-digit control number.

Q	What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?
A
If you encounter any difficulties accessing the live webcast of the Annual Meeting during the check-in or during the Annual Meeting itself, including any difficulties with your 16-digit control number, please call toll-free 1-844-983-0876 in the United States or 1-303-562-9303 from outside the United States for assistance. Technicians will be ready to assist you beginning at 8:30 a.m. Eastern Time with any difficulties.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 77

OTHER INFORMATION
Q	How will the Company solicit proxies for the Annual Meeting?
A
The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of mail, but Directors, executive officers and employees, who will not be specially compensated, may solicit proxies from stockholders by telephone, facsimile or other electronic means or in person. Also, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.
The Company has retained Georgeson Inc. (“Georgeson”), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. We will pay Georgeson a fee of $21,000 for its services. In addition, we may pay Georgeson additional fees depending on the extent of additional services requested by the Company and will reimburse Georgeson for expenses Georgeson incurs in connection with its engagement by the Company. In addition to the fees paid to Georgeson, we will pay all other costs of soliciting proxies. Stockholders have the option to vote over the Internet or by telephone. Please be aware that if you vote over the telephone, you may incur costs such as telephone and access charges for which you will be responsible.

Q	What is “Householding” and does the Company do this?
A
“Householding” is a procedure approved by the SEC under which stockholders who have the same address and do not participate in electronic delivery of proxy materials receive only one copy of a company’s proxy statement and annual report unless one or more of these stockholders notifies the company or their respective bank, broker or other intermediary that they wish to continue to receive individual copies. The Company engages in this practice as it reduces printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate Annual Report or Proxy Statement, they may request it:
▪
by writing to:

Annaly Capital Management, Inc.
1211 Avenue of the Americas, New York, NY 10036
Attention: Investor Relations
▪
by emailing investor@annaly.com, or by

▪
calling 212-696-0100

and the Company will promptly deliver the requested Annual Report or Proxy Statement. If a stockholder of record residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, they may contact the Company in the same manner.
If you are an eligible stockholder of record receiving multiple copies of the Company’s Annual Report and Proxy Statement, you can request householding by contacting the Company in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the bank, broker or other nominee.

Q	Could the Annual Meeting be postponed or adjourned?
A
If a quorum is not present or represented, the Company’s bylaws and Maryland law permit the Chair of the meeting to adjourn the Annual Meeting, without notice other than an announcement at the Annual Meeting. Additionally, the Annual Meeting may be postponed to a date not more than 120 days after the Record Date for the Annual Meeting without setting a new record date. In the case of a postponement, the Company will announce the date, time and place to which the meeting is postponed not less than ten days prior to the date of such postponed meeting.

78 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

OTHER INFORMATION
Q	Who can help answer my questions?
A	If you have any questions or need assistance voting your shares or if you need copies of this Proxy Statement or the proxy card, you should contact:

Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036	Phone 1-888-8 ANNALY	Email investor@annaly.com Attention: Investor Relations
The Company’s principal executive offices are located at the address above.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy; the Company’s ability to grow our residential credit business; the Company’s ability to grow our mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain our qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain our exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | 79

APPENDIX
Non-GAAP Reconciliations
To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.
Unaudited, dollars in thousands except per share amounts
	For the Year Ended	For the Quarters Ended
GAAP Net Income to Earnings Available for Distribution Reconciliation	12/31/25 ($)	12/31/25 ($)	9/30/25 ($)	6/30/25 ($)	3/31/25 ($)
GAAP net income (loss)	2,051,690	1,017,951	843,063	60,371	130,305
Adjustments to exclude reported realized and unrealized (gains) losses:
Net (gains) losses on investments and other(1)	(1,743,411)	(288,630)	(560,957)	(82,854)	(810,970)
Net (gains) losses on derivatives(2)	1,923,641	(104,405)	284,199	574,435	1,169,412
Other adjustments:
Amortization of intangibles	2,690	672	673	672	673
Non-EAD (income) loss allocated to equity method investments(3)	525	405	376	(403)	147
Transaction expenses and non-recurring items(4)	27,828	7,223	8,117	5,706	6,782
Income tax effect of non-EAD income (loss) items	(7,840)	(9,456)	(6,742)	1,003	7,355
TBA dollar roll income(5)	32,359	4,813	9,019	7,252	11,275
MSR amortization(6)	(281,273)	(77,955)	(72,081)	(68,804)	(62,433)
EAD attributable to noncontrolling interests	(14,797)	(4,027)	(4,175)	(3,610)	(2,985)
Premium amortization adjustment (PAA) cost (benefit)	33,541	6,627	18,390	(3,862)	12,296
Earnings available for distribution*	2,024,863	553,218	519,882	489,906	461,857
Dividends on preferred stock	157,931	42,387	41,127	37,260	37,157
Earnings available for distribution attributable to common stockholders*	1,866,932	510,831	478,755	452,646	424,700
GAAP net income (loss) per average common share(7)	2.92	1.40	1.21	0.03	0.15
Earnings available for distribution per average common share(7)*	2.92	0.74	0.73	0.73	0.72

*
Represents a non-GAAP financial measure.

(1)
Includes write-downs or recoveries on investments which are reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss).

(2)
The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $147.4 million, $191.9 million, $185.7 million and $191.5 million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

(3)
The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss).

(4)
All quarters presented include costs incurred in connection with securitizations of residential whole loans.

(5)
TBA dollar roll income represents a component of Net gains (losses) on derivatives.

(6)
MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period.

(7)
The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company’s Series J Preferred Stock as of September 30, 2025.

ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT | A-1

APPENDIX
Unaudited, dollars in thousands
	For the Periods Ended
Economic Leverage Ratio Reconciliation	12/31/2025 ($)	12/31/2024 ($)
Repurchase agreements	81,865,723	65,688,923
Other secured financing	1,075,000	750,000
Debt issued by securitization vehicles	28,918,753	19,540,678
Participations issued	1,932,655	1,154,816
U.S. Treasury securities sold, not yet purchased	2,396,724	2,470,629
TOTAL GAAP DEBT	116,188,855	89,605,046
Less non-recourse debt:
Debt issued by securitization vehicles(1)	(28,651,989)	(19,540,678)
Participations issued	(1,932,655)	(1,154,816)
TOTAL RECOURSE DEBT	85,604,211	68,909,552
Plus / (Less):
Cost basis of TBA derivatives	3,252,601	3,158,058
Payable for unsettled trades	2,059,386	308,282
Receivable for unsettled trades	(1,031)	(2,201,447)
Economic debt*	90,915,167	70,174,445
TOTAL EQUITY	16,159,911	12,696,952
Economic leverage ratio*	5.6x	5.5x

*
Represents a non-GAAP financial measure.

(1)
Non-recourse debt excludes debt issued by securitization vehicles related to structured repurchase transactions.

A-2 | ANNALY CAPITAL MANAGEMENT 2026 PROXY STATEMENT

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV91439-P45593For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !1. Election of Directors Nominees:The Board of Directors recommends you vote FOR the following:ANNALY CAPITAL MANAGEMENT, INC.3. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.The Board of Directors recommends you vote FOR proposal 3:NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.2. Advisory approval of the Company's executive compensation.The Board of Directors recommends you vote FOR proposal 2:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1a. David L. Finkelstein1b. Thomas Hamilton1c. Kathy Hopinkah Hannan1d. Martin Laguerre1e. Manon Laroche1f. Eric A. Reeves1g. Glenn A. Votek1h. Scott Wede1i. Vicki WilliamsThe Board of Directors recommends you vote AGAINST proposal 4:4. Advisory stockholder proposal to adopt the right to act by written consent.For Against AbstainFor Against AbstainFor Against AbstainSCAN TO VIEW MATERIALS & VOTE wANNALY CAPITAL MANAGEMENT, INC. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036 ATTN: AUDREY K. SUSANINVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/NLY2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V91440-P45593 Annaly Capital Management, Inc. Annual Meeting of StockholdersJune 10, 2026This proxy is solicited by the Board of Directors Revoking all prior proxies, the undersigned hereby appoints David L. Finkelstein and Audrey K. Susanin, and each of them, as proxies for the undersigned, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Capital Management, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, which will be a virtual meeting conducted via live webcast to be held at 9:00 a.m., Eastern Time, on Wednesday, June 10, 2026 at www.virtualshareholdermeeting.com/NLY2026, and at any postponement or adjournment thereof as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below. The shares represented by this proxy when properly executed, will be voted as directed. If no directions are given, this proxy will be voted in accordance with the Board of Directors' recommendations as listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting.Continued and to be signed on reverse sideImportant Notice Regarding the
Availability of Proxy Materials for the Annual Meeting: The 2025 Annual Report to Stockholders and 2026 Notice and Proxy Statement are available at www.proxyvote.com.Annaly Capital Management, Inc. 1211 Avenue of the Americas New York, NY 10036